UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant To §240.14a-12
ARROWHEAD PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

arrowhead pharmaceuticals

2024

Notice of Annual Meeting and

Proxy Statement

Notice of Annual Meeting of Stockholders
To Be Held on Thursday, March 14, 2024

Your vote is important, whether or not you expect to attend the Annual Meeting of Stockholders. Stockholders of record are urged to vote via the Internet or telephone as instructed, or if you are voting by mail, to mark, sign and date and promptly return the proxy in the postage-prepaid return envelope provided.

Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, March 14, 2024:

You may access the following proxy materials at
www.proxyvote.com before the meeting and www.virtualshareholdermeeting.com/ARWR2024 during the meeting.

• Notice of the 2024 Annual Meeting of Stockholders;

• Company’s 2024 Proxy Statement;

• Company’s Annual Report on Form 10-K for the year ended September 30, 2023; and

• Form of Proxy Card

TO THE STOCKHOLDERS OF ARROWHEAD PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders of Arrowhead Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Arrowhead”), will be held on Thursday, March 14, 2024, at 10:00 a.m., Pacific time (the “Annual Meeting”). This year’s meeting will be a completely “virtual” meeting of stockholders. You can attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARWR2024. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com. The Annual Meeting will be held for the purpose of considering and voting upon the following proposals, as more fully described in the accompanying Proxy Statement:

1.  To elect the seven directors named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;

2.  To conduct an advisory (non-binding) vote to approve executive compensation;

3.  To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2024; and

4.   To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Proposal No. 1 relates solely to the election of the seven directors nominated by the Board of Directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder of the Company.

All stockholders of record are cordially invited to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARWR2024. Instructions for accessing the virtual Annual Meeting are provided in the Proxy Statement. In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair or secretary of the Annual Meeting will convene the meeting at 10:30 a.m., Pacific Time on the date specified above and at the Company’s address specified below solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at ir.arrowheadpharma.com.

If you prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability. To ensure your representation at the meeting, you are urged to vote via the Internet or telephone as instructed in the Notice of Internet Availability, or to mark, sign, date and return the proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote at the Annual Meeting even if such stockholder has previously returned a proxy.

/s/ Patrick O’Brien Patrick O’Brien Secretary	Pasadena, California January 26, 2024
Arrowhead Pharmaceuticals, Inc. ● 177 E. Colorado Blvd., Suite 700 ● Pasadena, California 91105

2024 PROXY STATEMENT    Table of Contents

                2024 PROXY STATEMENT General Information Concerning Solicitation and Voting

ARROWHEAD PHARMACEUTICALS, INC.
177 E. Colorado Blvd., Suite 700
Pasadena, California 91105
(626) 304-3400

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, March 14, 2024

General Information Concerning Solicitation and Voting
The enclosed Proxy is solicited on behalf of Arrowhead Pharmaceuticals, Inc. (the “Company” or “Arrowhead”) for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, March 14, 2024 at 10:00 a.m., Pacific time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). The Company anticipates that the Notice Regarding the Availability of Proxy Materials (the “Notice of Internet Availability”) in connection with these proxy solicitation materials will first be mailed on or about January 26, 2024 to all stockholders entitled to vote at the Annual Meeting and we will post our proxy materials on the website referenced in the Notice of Internet Availability. As more fully described in the Notice of Internet Availability, all stockholders may choose to access our proxy materials on the website referred to in the Notice of Internet Availability or may request to receive a printed set of our proxy materials.

This year’s meeting will be a completely “virtual” meeting of stockholders. If you were a stockholder as of the close of business on the Record Date (as defined below), you can attend the Annual Meeting online, vote your shares electronically, and submit your questions and view our list of stockholders as of the Record Date during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/ARWR2024. You will need to have your 16-digit Control Number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting. If your shares are held in street name and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The meeting webcast will begin promptly at 10:00 a.m. Pacific Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the number listed on the meeting website for technical support.
We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.

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2024 PROXY STATEMENT    General Information Concerning Solicitation and Voting
By hosting the Annual Meeting virtually, we believe we can expand access, improve communication and lower costs while reducing the environmental impact of the meeting.
Record Date

Only holders of record of our common stock at the close of business on January 19, 2024 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On that date, the Company had outstanding 123,838,165 shares of common stock (“Common Stock”).

Revocability of Proxies

Any proxy given by a stockholder of record pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting electronically. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.
Voting and Solicitation

Each share of the Company’s Common Stock is entitled to one vote on all matters presented at the Annual Meeting. Each stockholder may appoint only one proxy holder or representative to attend the Annual Meeting on his or her behalf. Stockholders do not have the right to cumulate their votes in the election of directors. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted FOR the Proposals 1, 2, and 3 and submitted to a vote of stockholders at the Annual Meeting pursuant to this proxy statement. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.
If you cannot attend the Annual Meeting to vote, you may vote your shares via the Internet, telephone or by mail as set forth in the Notice.
The Company has engaged a proxy solicitor, Okapi Partners, LLC, to encourage voting by our stockholders. The total cost for the solicitation campaign is estimated at about $15,000. Proxies may also be solicited by certain of the directors, officers and employees of the Company, without additional compensation. The Company will bear the costs of solicitation. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.
If your shares are held in a street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete, and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail.
Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is most of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” on a matter are treated as being present at the meeting for purposes of establishing a quorum with respect to such matter. If you are the beneficial owner and do not direct your broker, fiduciary, or custodian how to vote your shares, your broker, fiduciary, or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary, or custodian is not entitled to vote your shares with respect to “non-routine” proposals (“broker non-votes”). Whether a proposal is considered routine or non-

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                2024 PROXY STATEMENT General Information Concerning Solicitation and Voting
routine is subject to stock exchange rules. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary, or custodian how to vote your shares on all proposals to ensure that your vote is counted. Shares subject to a broker non-vote will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting; the effect of abstentions and broker non-votes on the proposals presented herein is discussed below.
With regard to the election of directors, votes may be cast “FOR,” “AGAINST” or “ABSTAIN” for each director nominee. Because directors are elected by a majority of votes cast in an uncontested election, abstentions from voting and broker non-votes, if any, will have no effect on its outcome. If a quorum is present at the meeting, the nominees receiving more “FOR” votes than “AGAINST” votes will be elected. Because Proposal Nos. 2 and 3 must be approved by the affirmative vote of a majority of the shares of Common Stock entitled to vote thereon and present in person or by proxy at the Annual Meeting (the “Required Vote”), abstentions will have the same effect as a vote “AGAINST” the proposal, whereas broker non-votes, if any, will have no effect on its outcome.

Deadline for Receipt of Stockholder Proposals and Nominations

To be considered for inclusion in the proxy statement and proxy card for the Company’s 2025 Annual Meeting of Stockholders, proposals of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and stockholder director nominations pursuant to the proxy access provisions of the Company’s Amended and Restated Bylaws (“Bylaws”), must be submitted in writing to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. Such proposals and nominations must be received by us not later than our close of business (5:00 p.m. Pacific Time) on September 28, 2024, and, in the case of a proxy access nomination, no earlier than August 29, 2024, and must satisfy the requirements of Rule 14a-8 and our Bylaws, as applicable. The submission of a stockholder proposal or proxy access nomination does not guarantee that it will be included in our proxy materials.
Additionally, our Bylaws provide for advance notice procedures to nominate a person for director (other than pursuant to our Bylaws’ proxy access provisions) or to propose business to be considered by stockholders at a meeting (other than pursuant to Rule 14a-8). To be considered timely under these provisions, the stockholder’s notice must provide the information set forth in the Bylaws (which includes information required under Rule 14a-19 of the Exchange Act) and be received by the Corporate Secretary at our principal executive offices at the address set forth on the first page of this Proxy Statement between November 14, 2024 and our close of business (5:00 p.m. Pacific Time) on December 16, 2024; provided, however, that if the 2025 Annual Meeting date is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of the 2025 Annual Meeting, then stockholders must provide notice within time periods specified in our Bylaws. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
We reserve the right to reject, rule out of order, or take other appropriate action regarding any nomination or proposal that does not comply with these and other applicable requirements.

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2024 PROXY STATEMENT    Proposal One — Election of Directors
Proposal One — Election of Directors

The Company’s Board of Directors (the “Board”) has nominated the following seven persons as directors to serve until the 2025 Annual Meeting or until their successors have been duly elected. Each of the nominees is currently a director of Arrowhead and was elected most recently by stockholders at the 2023 Annual Meeting. Marianne De Backer resigned as director of the Company as of April 2, 2023.
None of the nominees is related by blood, marriage or adoption to any other nominee or any executive officer of the Company. The nominees receiving more “FOR” votes than “AGAINST” votes at the Annual Meeting will be elected to the seven director positions. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below. Under Delaware law, a director not receiving a majority of votes cast in an uncontested election would continue to serve as a director as a “holdover director” until the director resigns or is replaced. Under the Company’s director resignation policy, a director who is not reelected by a majority of the votes cast in an uncontested election will be required to tender his or her resignation to the Board, and the Board will then decide whether to accept or reject the resignation, or whether other action is required. Although we have no reason to believe this will occur, if any nominee is unable or declines to serve as director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by our present Board to fill the vacancy or, alternatively, the Board may reduce its size. The table below sets forth, with respect to each nominee for election, the nominee’s age, and current position with Arrowhead. The director nominees have indicated that they are willing and able to serve as directors. However, if any of the director nominees becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board.
Nominees for Election as Directors. The Board unanimously adopted a resolution proposing the nominees set forth below for election as Directors of the Company for the next year.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

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2024 PROXY STATEMENT    Proposal One — Election of Directors

Douglass Given, MD Board Chair and Independent Director
Age: 71 Director since: 2010 Serves on: •Nomination Committee (Chair) •Compensation Committee • Science Committee
Experience and Expertise
Dr. Given has been Managing Partner at Health2047 Capital Partners LLC, a healthcare-focused venture capital firm, since 2018. He served as Health2047 lnc.'s Chief Executive Officer from its founding in 2015 until 2018. Dr. Given has spent more than two decades in venture capital as an Investment Partner and General Partner at life sciences investor Bay City Capital LLC participating in five sequential life sciences general funds and two sector-specific funds; he was associated with the partnership from 1999-2015. Dr. Given is a physician and medical scientist. Since 1983, he has been a global corporate and operating executive at Lilly, Monsanto, Schering Plough and Mallinckrodt, and a serial entrepreneur. In addition to a number of private companies, Dr. Given led three public biopharmaceutical companies as CEO.
Dr. Given has served on more than 20 public and private boards. He is currently our Board Chair, a Director at Health2047 Inc., Managing Partner at GS Partners LLC, and serves on the board at First Mile Care Inc, BrYet Health Ltd, Visirna Therapeutics, and Vivaldi Biosciences Inc. He serves in advisory roles on the University of Chicago Pritzker School of Medicine, and Biological Sciences Division Council (former Chair), Johns Hopkins Bloomberg School of Public Health, Health Advisory Board.
Dr. Given received MD and PhD degrees from the University of Chicago, a MBA from the Wharton School at the University of Pennsylvania, and was a Clinical and Research Fellow in internal medicine and infectious diseases at Massachusetts General Hospital and Harvard Medical School.

Qualifications
Dr. Given’s qualifications to serve on the Board include his extensive experience as a physician scientist, in finance and business transactions, particularly investments in the life sciences industry, as well as directorship roles in biopharmaceutical companies. Dr. Given also has had significant leadership roles, including CEO of several biotech companies and Senior Vice President, at several large pharmaceutical companies.

Christopher Anzalone, PhD Chief Executive Officer, President & Director
Age: 54 Director since: 2007
Experience & Expertise
Dr. Anzalone has been President, Chief Executive Officer and Director of the Company since December 1, 2007 and has led the Company’s business and technical development since then. Prior to joining Arrowhead, Dr. Anzalone formed and served as CEO of the Benet Group LLC, a private equity firm focused on creating and building new nano-biotechnology companies from university-generated science. Before his tenure at the Benet Group, from 1999 to 2003, he was a partner at the Washington, DC-based private equity firm Galway Partners, LLC, where he was responsible for sourcing, structuring and building new business ventures. Dr. Anzalone holds a PhD. in Biology from UCLA and a B.A. in Government from Lawrence University.

Qualifications
Dr. Anzalone’s qualifications to serve on the Board include his deep understanding of the business through his role as Chief Executive Officer; in addition, Dr. Anzalone has extensive experience in business development, biotechnology, drug development, company-building and venture capital.

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2024 PROXY STATEMENT    Proposal One — Election of Directors

Mauro Ferrari, PhD Independent Director
Age: 64 Director since: 2010 Serves on: •Science Committee (Co-Chair) •Audit Committee •Nomination Committee
Experience & Expertise
Dr. Ferrari currently serves as Affiliate Professor of Pharmaceutics at the University of Washington in Seattle, Washington and as President, CEO, and Board Member of BrYet US, Inc. in Houston, Texas. He also serves as Chairman of the Board of BrYet Europe, wholly-owned subsidiary of BrYet US, based in Italy. From 2010 to 2019, Dr. Ferrari served in several different capacities at the Houston Methodist Hospital, including President and CEO of The Houston Methodist Hospital Research Institute (TMHRI), Executive Vice President of Houston Methodist Hospital, and Senior Associate Dean of the hospital’s academic affiliate, Weill Cornell Medical College in New York. Dr. Ferrari is an internationally recognized expert in cancer therapeutics, nanomedicine and biomedical nanotechnology. His previous academic appointments include tenured professorships at his graduate Alma Mater UC Berkeley, The Ohio State University, as Professor and Chair of The Department of NanoMedicine and Biomedical Engineering at The University of Texas Health Science Center, Professor of Experimental Therapeutics at the MD Anderson Cancer Center, as Adjunct Professor of Bioengineering at Rice University, and as Adjunct Professor of Business at the University of Saint Thomas. From 2003 to 2005, Dr. Ferrari served as Special Expert on Nanotechnology and Eminent Scholar at The National Cancer Institute. He has received many National and International awards and recognitions.

Qualifications:
Dr. Ferrari’s qualifications to serve on the Board include his extensive training and experience in the fields of nanotechnology, biotechnology and biomedical applications. Dr. Ferrari has significant technical training, several academic appointments, over 500 published articles, over 30 issued patents, and is the recipient of most prestigious academic awards in nanomedicine and drug delivery technology. Additionally, Dr. Ferrari has extensive experience in developmental stage organizations having founded several startup companies.

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2024 PROXY STATEMENT    Proposal One — Election of Directors

Adeoye Olukotun, MD, MPH Independent Director
Age: 79 Director since: 2020 Serves on: •Science Committee (Co-Chair) •Nomination Committee Other Public Company Boards: •Tonix Pharmaceuticals Holding Corp.
Experience & Expertise
Dr. Olukotun is a Mayo Clinic trained cardiologist who has served as Chief Executive Officer of CR Strategies, LLC, which consults on clinical trial design and FDA strategy for pharmaceutical development , since 2001. Dr. Olukotun currently serves on the board of directors of Tonix Pharmaceuticals Holding Corp. (NASDAQ: TNXP), a clinical-stage biopharmaceuticals company. He served as CEO of Epigen Pharmaceuticals, Inc., a discovery phase biotechnology company, from 2014 to 2017, and Vice Board Chair of CardioVax, Inc., a clinical-stage biopharmaceutical company, from 2012 to 2016. He spent the first 20 years of his career in roles of increasing responsibility in clinical development, including multiple product approvals, at Pfizer, Bristol-Myers Squibb, and Mallinckrodt. He has over 35 years of experience in the pharmaceutical industry and has been instrumental in the approval and success of numerous cardiology and metabolic medicines, including the first daily beta blocker and the first approved ACE inhibitor, among others. Dr. Olukotun received his Medical Doctor degree from the Albert Einstein College of Medicine in New York, and a Masters in Public Health from Harvard University School of Public Health.

Qualifications
Dr. Olukotun’s qualifications to serve on the Board include his extensive background in biopharmaceutical development, particularly in the cardiometabolic field, his scientific and public health expertise, and his board and executive leadership experience.

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2024 PROXY STATEMENT    Proposal One — Election of Directors

Michael S. Perry, DVM Independent Director
Age: 64 Director since: 2011 Serves on: •Compensation Committee •Nomination Committee • Science Committee
Experience and Expertise
Dr. Perry is currently a Venture Partner with Bioscience Managers, a global venture capital firm. He also serves as Chairman and board member of 7 Hills Pharma, a private clinical stage pharmaceutical company. Dr. Perry was Chief Executive Officer of Avita Medical, Inc., a regenerative medicine company based in Valencia, CA (NASDAQ: RCEL) from 2017 to 2022. From 2014 to 2017, he served as Chief Scientific Officer of Novartis' Cell and Gene Therapy Unit, and from 2012 to 2014 he served as Vice President and Global Head of Stem Cell Therapy for Novartis Pharmaceuticals Corp, the US affiliate of Switzerland-based Novartis AG, a global pharmaceutical company. Dr. Perry has also served as SVP and Global Head of R&D at Baxter Healthcare, President and as CEO of Cell & Gene Therapy at Novartis AG. Earlier in his career he served as VP Regulatory Affairs at Novartis, Sandoz Pharmaceuticals, and Syntex Corporation. He also served as Director of Regulatory Affairs at Schering-Plough Corporation. Dr. Perry also served as a Venture Partner with Bay City Capital, LLC for eight years. Dr. Perry has previously served as a board member for the following companies: Ampliphi Bioscience Corp, Gamida Cell Ltd, Targeted Genetics, Inc., American Xeno, Inc., BioTransplant, Inc., ltamar Biomedical Ltd, Systemix, Inc., Genetic Therapy, Inc., Extropy Pharmaceuticals, Inc, and Pharsight Corporation. Dr. Perry holds an Honors Bachelor of Science in Physics and Engineering and a PhD in Biomedical Pharmacology from the University of Guelph. He also holds a Doctor of Veterinary Medicine & Surgery from Ontario Veterinary College and is a graduate of the International Advanced Management Program at Harvard Business School. Dr. Perry currently serves as Adjunct Professor at the Gates Center for Regenerative Medicine at the University of Colorado Anschutz Medical Campus and as Faculty at Houston Methodist and Chair of the Translational Medicine Advisory Board of the Houston Methodist Research Institute.

Qualifications
Dr. Perry’s qualifications to serve on the board include his medical expertise and his extensive experience in preclinical and clinical drug development, including executive level leadership roles and directorships in several publicly held biotech companies.

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2024 PROXY STATEMENT    Proposal One — Election of Directors

Victoria Vakiener Independent Director
Age: 60 Director since: 2022 Serves on: •Audit Committee •Nomination Committee Other Public Company Boards: •Chimerix, Inc.
Experience & Expertise
Ms. Vakiener currently serves on the board of directors of Chimerix (NASDAQ: CMRX), a clinical-stage biopharmaceutical company. From November 2018 through September 2021, she served as Chief Commercial Officer of Epizyme, Inc., a biopharmaceutical company that was acquired in 2022, where she built the commercial organization and launched TAZVERIK for two indications within six months. Prior to joining Epizyme, Ms. Vakiener was an executive at Johnson & Johnson (NYSE: JNJ) for more than twenty years where she held positions of leadership with increasing responsibility across the company’s pharmaceutical and diagnostics businesses. Ms. Vakiener began her pharmaceutical career at Schering-Plough, where she spent nine years in both scientific and commercial roles. Ms. Vakiener received a BS in Biochemistry from Albright College.

Qualifications
Ms. Vakiener’s qualifications to serve on the Board include her deep commercial experience and expertise, her scientific development experience, and her board and executive leadership experience.

William Waddill Independent Director
Age: 66 Director since: 2018 Serves on: •Audit Committee (Chair) • Compensation Committee (Chair) •Nomination Committee Other Public Company Boards: •Protagonist Therapeutics, Inc. • Annexon Biosciences
Experience & Expertise
Mr. Waddill began his career over 35 years ago in commercial banking and public accounting and has been in the biotechnology industry for over 30 years. He currently serves on the boards of Protagonist Therapeutics (NASDAQ: PTGX) and Annexon Biosciences (NASDAQ: ANNX), both clinical-stage biopharmaceutical companies. Mr. Waddill was Senior Vice President and CFO of Calithera Bioscience (NASDAQ: CALA), from 2014 to 2016 and Senior Vice President and CFO at OncoMed Pharmaceuticals from 2007 to 2014, both of which were public clinical-stage biopharmaceutical companies. Prior to that, he served as the Senior Vice President and CFO of Ilypsa, Inc., a biotechnology company that was acquired in 2007 by Amgen, Inc. Before joining Ilypsa, he served as the founder and principal at Square One Finance, a financial consulting business. Mr. Waddill received a BS in accounting from the University of Illinois, Chicago, and certification as a public accountant (inactive) after working at PriceWaterhouseCoopers and Deloitte in Boston.

Qualifications
Mr. Waddill’s qualifications to serve on the Board include his extensive background in the biopharma industry, his financial and audit expertise, executive leadership roles and experience as a director of other public companies.

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2024 PROXY STATEMENT    Proposal One — Election of Directors
Board Composition and Nominating Process

The Nomination Committee of the Board annually considers the size, composition and needs of the Board and, as appropriate, recommends the nominees for directors to the Board for approval. The Nomination Committee considers and evaluates suggestions from many sources regarding possible candidates for directors. Below are general criteria for the evaluation of current and proposed directors:

•The highest ethical character and shared values with our Code of Corporate Conduct
•Reputation, both personal and professional, consistent with our image and reputation
•Accomplishment within a candidate’s field, with superior credentials and recognition
•Relevant expertise and experience and the ability to offer advice and guidance to the Chief Executive Officer based on such expertise and experience
•Independence, without the appearance of any conflict in serving as a Director, and independence of any particular constituency with the ability to represent all stockholders
•Ability to exercise sound business judgment
•Diversity, reflecting differences in skills, regional and industry experience, backgrounds, ages, and other unique characteristics, such as race, gender and ethnicity
The Nomination Committee considers the mix of skills and experience among current and prospective directors with a goal of assembling a Board with complementary skills for the benefit of the Company. Listed below are selected key contributions of each current Board member. The table is not intended to be an exhaustive summary of all the contributions of each Board member.

Expertise	Given	Perry	Anzalone	Ferrari	Olukotun	Vakiener	Waddill
Biopharma Research & Development	X	X	X	X	X	X
Healthcare	X	X		X	X	X
Drug Development	X	X	X	X	X	X
Executive Leadership	X	X	X	X	X	X	X
Public Company Governance	X	X	X		X	X	X
Accounting/Audit							X
Capital Markets	X	X	X				X
Commercial	X	X			X	X

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2024 PROXY STATEMENT    Proposal One — Election of Directors

Board Diversity Matrix

The Nomination Committee believes that the Board should represent a diverse mix of skills, regional and industry experience, backgrounds, ages, and other unique characteristics, such as race, gender, and ethnicity. In furtherance of this goal, the Committee is committed to actively seeking out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen, referred to by some as the “Rooney Rule.”
Currently, one of the Company’s directors self-identifies as Black and one is a woman. These are the Board’s two most recent additions, demonstrating the Board’s commitment to diversify as it matures. Provided below is a board diversity matrix chart pursuant to Nasdaq’s Board Diversity Rule.

Board Diversity Matrix (As of January 26, 2024)
Total Number of Directors	#7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

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2024 PROXY STATEMENT    Proposal One — Election of Directors
Corporate Governance, Environmental and Social Commitment

The following is a summary of our corporate governance, environmental, and social commitment policies and practices:

•Separate Chair and CEO: The positions of Board Chair and Chief Executive Officer are separated, which allows our Chief Executive Officer to focus on strategic planning and execution as well as our day-to-day business operations, while allowing the Board Chair to lead the Board in its fundamental role of providing advice to and oversight of management. While our Bylaws do not require that our Board Chair and Chief Executive Officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
•Majority Independent Board: A majority of the members of the Board are independent directors, as defined by Nasdaq Marketplace Rules. The Board has determined that all of the Company’s directors are independent, except Dr. Anzalone, due to his employment relationship with the Company. Marianne De Backer was independent during the period she served on the Board. Non-employee directors do not receive consulting or other fees from the Company, other than Board and Committee compensation.
•Board Oversight of Risk: The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board regularly reviews our business strategy and management’s assessment of the related risk and discusses with management the appropriate level of risk for the Company.
•Code of Conduct: All of the Company’s employees, officers, and directors are subject to the Company’s Code of Business Conduct and Ethics Policy, which is available on the Company’s website at www.arrowheadpharma.com. The ethics policy meets the requirements of Nasdaq Marketplace Rules, as well as the code of ethics requirements of the SEC.
•Independent Committees: The Audit, Compensation, and Nomination Committees consist entirely of independent directors.
•Regularly Held Executive Sessions: The independent directors meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.
•Proxy Access: Stockholders have a proxy access right with market-standard terms (3% for 3 years, up to 20% of the Board).
•Board Oversight of Strategy: The Board reviews at least annually the Company’s business initiatives, capital projects and budget matters.
•Environmental and Social Responsibility Oversight: The Board has designated one of its members, Adeoye Olukotun, with responsibility for confirming the Company’s environmental and social programs align with the Board’s expectations in these matters.
•Related Party Transaction Oversight: The Audit Committee is responsible for reviewing and approving all disclosable related-party transactions or, if the size and nature of the transaction warrants, a special committee of non-related Board members is formed to negotiate and approve the transaction.
•Sustainability: The Company continues to assess its environmental impact and ways in which it can operate more responsibly and sustainably. The Company completed building its research and development facilities in San Diego, California and Verona, Wisconsin. Both research and development facilities were built to meet LEED certification standards. The Company has contracted with a third party to build a solar power generation plant at our San Diego facility with an expected generating capacity of approximately 1,406kW, which will be comprised of a rooftop system, parking lot solar canopies, and a 1,200 kW battery storage system to supply power to the building. Additionally, the Company has continued its efforts to minimize use of paper records in favor of electronic records and has a robust recycling program for paper, batteries, and electronic equipment.
•Human Capital Management: Arrowhead has a vibrant and growing culture and we are committed to the health and welfare of our employees. Our important work developing advanced drugs for patients requires a specialized and dedicated workforce. Arrowhead supports the development of our employees with a competitive

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2024 PROXY STATEMENT    Proposal One — Election of Directors
compensation and benefits package, internal advancement, and individualized development opportunities. We are committed to training young scientists and businesspeople and offer multiple internships and entry level positions each year.
•Workforce Diversity: As of December 31, 2023, women comprise 51% of our employee workforce and 14% of our employee leaders at the level of director or above. People self-identifying as a minority under the categories established by the Equal Employment Opportunity Commission comprise 40% of our employee workforce and 44% of our employee leaders at the level of director or above. One of our executive officers is a member of the LGBTQ+ community.
Stockholder Communications with Directors

Stockholders who wish to communicate with the Board or any individual director can write to: Patrick O’Brien, Corporate Secretary, Arrowhead Pharmaceuticals, Inc., 177 E. Colorado, Suite 700, Pasadena, CA 91105. Your letter should indicate that you are an Arrowhead stockholder. Depending on the subject matter, management will:

•Forward the communication to the director or directors to whom it is addressed;
•Forward the communication to the Board Chair, if addressed to the board of directors; or
•If not addressed to, or otherwise appropriate for, any director or directors, attempt to handle the inquiry directly (for example, requests for information or stock-related matters).
Board Meetings and Committees

The Board held a total of five meetings during the fiscal year ended September 30, 2023. The Board has three standing committees: Audit Committee, Compensation Committee, and Nomination Committee. The functions of the Audit Committee are to select and oversee the independent registered public accounting firm, to review the scope and results of the year-end audit with management and the independent auditors, to review the Company’s accounting principles and its system of internal accounting controls, to review the Company’s annual and quarterly reports before filing with the SEC and to review any related-party transactions. The Audit Committee met four times during fiscal 2023. The members of the Audit Committee for fiscal 2023 were William Waddill (Committee Chair), Marianne De Backer, Mauro Ferrari, and Victoria Vakiener. Following Marianne De Backer's resignation as director, effective as of April 2, 2023, the members of the Audit Committee for fiscal 2023 were William Waddill, Victoria Vakiener, and Maura Ferrari. The current members of the Audit Committee for fiscal 2024 are William Waddill (Committee Chair), Mauro Ferrari, and Victoria Vakiener. The Board has determined that all members of the Audit Committee who served during 2023 were independent directors under the rules of the Securities and Exchange Commission (“SEC”) and the listing standards of Nasdaq Marketplace Rules and are financially literate. The Board has determined that Mr. Waddill is an “audit committee financial expert” in accordance with the applicable regulations, based on his experience as noted above. The Audit Committee Charter is available on the Company’s website at www.arrowheadpharma.com.
The functions of the Compensation Committee are to review the goals and achievements of the Company and the Chief Executive Officer for the prior year and approve the goals of the Company and the Chief Executive Officer for the next year, to review and approve salaries, bonuses, equity awards, and other benefits payable to the Company’s executive officers and to administer the Company’s equity incentive compensation plans. The Compensation Committee is specifically responsible for determining the compensation of the Chief Executive Officer and the other executive officers. The Compensation Committee reviews compensation recommendations made by the Chief Executive Officer for other senior executives of the Company and the compensation of the Chief Executive Officer at least annually; the Chief Executive Officer is not present during discussions or deliberations regarding his compensation. In fiscal 2023, the Compensation Committee engaged Compensia, Inc. (“Compensia”), a national compensation consulting firm, to provide advice and guidance with regard to compensation for our NEOs. The decision to engage the consultant was not made or recommended by management and the Compensation Committee has the sole discretion to engage or change the consultant. The Compensation Committee met four times during fiscal 2023. The members of the Compensation Committee for fiscal 2023 were William Waddill (Committee Chair), Marianne De Backer, Mauro Ferrari, and Michael Perry. Following Marianne De Backer's resignation as director, effective as of April 2, 2023, the members of the Compensation Committee for fiscal 2023 were William Waddill (Committee Chair), Mauro Ferrari, and Michael Perry. The current members of the Compensation Committee for fiscal 2024 are William Waddill (Committee Chair), Douglass Given, and Michael Perry. The Board has determined that all members of the Compensation Committee are independent directors under the listing rules of Nasdaq Marketplace Rules. The Compensation Committee’s charter is available on the Company’s website at

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2024 PROXY STATEMENT    Proposal One — Election of Directors
www.arrowheadpharma.com. The Compensation Committee has not delegated any of its responsibilities or authorities granted under its charter.
The Nomination Committee is responsible for proposing a slate of directors for election by the stockholders at each annual meeting and for proposing candidates to fill any vacancies. The Nomination Committee met four times during fiscal 2023. The members of the Nomination Committee for fiscal 2023 were Marianne De Backer (Committee Chair), Mauro Ferrari, Adeoye Olukotun, Michael Perry, Victoria Vakiener, and William Waddill. Following Marianne De Backer's resignation as director, effective as of April 2, 2023, the remaining members of the Nomination Committee were Mauro Ferrari, Adeoye Olukotun, Michael Perry, Victoria Vakiener, and William Waddill. At the August 2023 meeting of the Nomination Committee, Douglass Given was appointed to committee as Committee Chair. The current members of the Nomination Committee for fiscal 2024 are Douglass Given (Committee Chair), Mauro Ferrari, Adeoye Olukotun, Michael Perry, Victoria Vakiener, and William Waddill. The Board has determined that all members of the Nomination Committee are independent directors under the listing rules of Nasdaq Marketplace Rules. The Nomination Committee’s charter is available on the Company’s website at www.arrowheadpharma.com. The Nomination Committee manages the process for evaluating current Board members at the time they are considered for re-nomination. After considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the evaluations and the wishes of the Board members to be re-nominated, the Nomination Committee recommends to the Board whether those individuals should be re-nominated.
On at least an annual basis, the Nomination Committee reviews with the Board whether it believes the Board would benefit from adding new members and, if so, the appropriate skills and characteristics required for any new members. If the Board determines that a new member would be beneficial, the Nomination Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source, are reviewed under the same process. The Nomination Committee (or the Committee Chair) screens the available information about the potential candidate(s). Based on the results of the initial screening, interviews with candidates are scheduled with Nomination Committee members, other members of the Board and senior members of management. Upon completion of these interviews and other due diligence, the Nomination Committee may recommend a candidate to the Board for appointment.
Candidates for independent Board member positions are identified through recommendations from directors or others associated with the Company, as well as through a formal search process managed by a third-party search firm. Arrowhead stockholders may also recommend candidates by sending the candidate’s name and resume to the Nomination Committee pursuant to the procedures, set forth above, for communication with the Board. As described above, our Bylaws also provide for separate notice procedures to recommend a person for nomination as a director to be considered by stockholders at a meeting, including requirements as to the timing, form and content of a stockholder’s notice.
The Nomination Committee has no predefined minimum criteria for selecting Board nominees, although it believes that all directors should share qualities such as governance and business experience at the corporate level, relevant non-competitive experience, and strong communication and analytical skills. Independent directors must meet the criteria for independence set forth by Nasdaq and, as applicable, the SEC. In any given search, the Nomination Committee may also define particular characteristics for candidates to balance the overall mix of skills, backgrounds and characteristics of the Board and the needs of the Company. During any search, the Nomination Committee reserves the right to modify its stated search criteria for exceptional candidates.
The Nomination Committee assesses its effectiveness in achieving its goal of building a diverse board as part of its annual assessment of the composition of the Board.
In 2018, the Board established a Science Committee to review and advise on science topics of interest to the Company. The members of the Science Committee for fiscal 2023 were Mauro Ferrari (Committee Co-Chair), Adeoye Olukotun (Committee Co-Chair), Douglass Given, and Michael Perry. The current members of the Science Committee for fiscal 2024 are Mauro Ferrari (Committee Co-Chair), Adeoye Olukotun (Committee Co-Chair), Douglass Given, and Michael Perry.
Each of our incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during fiscal 2023, and (ii) the total number of meetings held by all committees of the Board during fiscal 2023 on which such person served, in each case during the period in which such person served on the Board or committee.

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2024 PROXY STATEMENT    Proposal One — Election of Directors
In addition, all of the directors then serving on the Board and standing for re-election attended the virtual 2023 Annual Meeting of Stockholders. It is the Company’s policy to encourage, but not require, that all directors attend our annual stockholder meetings.

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Director Compensation
Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board. For 2023, the Company maintained the structure of director compensation it adopted in 2019 to provide a base retainer for each director with higher base retainers for service by the Board Chair and the Independent Director. The Company provides an additional retainer for committee service with higher retainers for committee leadership. The average total compensation paid to the Company's non-executive directors for service in 2023 is at or below the 60th percentile of the total compensation paid to non-executive directors of its peer group as described later in this proxy statement. The Compensation Committee believes the structure aligns compensation according to the level of service contributions by each director. The fees payable to directors for service on the Board and for service on each committee of the Board on which the director serves are as follows

Board of Directors:	2022 Annual Retainer:	2023 Annual Retainer:
All non-employee directors	$80,000	$80,000
Additional retainer for Non-Executive Chairman of the Board	$15,000	$15,000
Audit Committee:
Chairman	$5,000	$5,000
Compensation Committee:
Chairman	$5,000	$5,000

The following table sets forth the total compensation paid to our non-employee directors in fiscal 2023. Dr. Anzalone’s compensation is set forth in the discussion of Executive Compensation and in the Summary Compensation Table.

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Option Awards ($) (3) (4)	Total ($)
Douglass Given	$95,000	$265,721	$113,881	$474,602
Michael S. Perry	$80,000	$265,721	$113,881	$459,602
Mauro Ferrari	$80,000	$265,721	$113,881	$459,602
William Waddill	$90,000	$265,721	$113,881	$469,602
Marianne De Backer (5)	$40,439	$265,721	$113,881	$420,041
Adeoye Olukotun	$80,000	$265,721	$113,881	$459,602
Victoria Vakiener (6)	$72,500	$265,721	$113,881	$452,102

(1)This column represents the total grant date fair value, computed in accordance with ASC 718, of RSUs granted during fiscal year 2023 to each director.
(2)The RSUs granted to non-employee directors vest one year from the date of grant, subject to continued service through the vesting date.
(3)This column represents the total grant date fair value, computed in accordance with ASC 718, of Options granted during fiscal year 2023 to each director.
(4)The Options granted to non-employee directors vest one year from the date of grant, subject to continued service through the vesting date.
(5)Ms. De Backer resigned as director of the Company and from all committees of the Board on which she served as of April 2, 2023.
(6)Ms. Vakiener joined the Board during calendar year 2022 and her compensation was pro-rated for such calendar year, which included the first quarter of fiscal 2023.”

As of the last day of fiscal year 2023, the directors held the following outstanding restricted stock unit (“RSU”) grants in the aggregate: Douglass Given — 7,867; Michael S. Perry — 7,867; Mauro Ferrari —7,867; William Waddill — 7,867; Marianne De Backer — 0; Adeoye Olukoton — 7,867; and Victoria Vakiener — 18,145 RSUs.

As of the last day of fiscal year 2023, the directors held the following outstanding option ("Options") grants in the aggregate: Douglass Given — 4,593; Michael S. Perry — 4,593; Mauro Ferrari —4,593; William Waddill — 4,593; Marianne De Backer — 0; Adeoye Olukoton — 4,593; and Victoria Vakiener — 4,593 Options.

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2024 PROXY STATEMENT    Director Compensation
Vote Required; Recommendation of the Board
The nominees listed above receiving more “FOR” votes than “AGAINST” votes, assuming a quorum is present, will be elected as directors to serve until their terms expire or until their successors have been duly elected and qualified. Because directors are elected by a majority of votes cast, abstentions from voting and broker non-votes, if any, will be excluded from the vote and will have no effect on its outcome.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL ONE.

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2024 PROXY STATEMENT    Proposal Two — Advisory Vote to Approve Executive Compensation
Proposal Two — Advisory Vote to Approve Executive Compensation
The compensation paid to our Named Executive Officers (“NEOs”) is described below in the Compensation Discussion and Analysis of this proxy statement for the year ended September 30, 2023. The Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, as set forth in the compensation tables and narrative discussion, is hereby APPROVED.”
Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our NEOs.
The Board has adopted a policy providing for annual advisory votes to approve executive compensation. Unless the Board modifies its policy on the frequency of holding advisory votes to approve executive compensation, the next such advisory vote will occur in 2025.
Vote Required; Recommendation of the Board
Proposal Two must be approved by the Required Vote, assuming a quorum is present. For this purpose, abstentions will be counted as a vote “AGAINST” the proposal, while broker non-votes, if any, will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

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2024 PROXY STATEMENT    Executive Compensation
Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of Arrowhead’s executive compensation program and should not be understood to be statements of management’s expectations or guidance. Arrowhead cautions investors not to apply these statements to other contexts. Fiscal years are denoted as fiscal years, all other year references refer to calendar years.
This Compensation Discussion and Analysis describes the compensation program for our NEOs. During fiscal 2023, these individuals were:

•Christopher Anzalone, our President and Chief Executive Officer (our “CEO”);
•James Hamilton, our Chief of Discovery and Translational Medicine (our “CDTM”);
•Kenneth Myszkowski, our Chief Financial Officer (our “CFO”);
•Patrick O’Brien, our Chief Operating Officer and General Counsel (our “COO” and “GC”); and
•Javier San Martin, our Chief Medical Officer (our “CMO”).
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during fiscal 2023. It also provides an overview of our executive compensation philosophy and objectives and summarizes our executive compensation policies and practices. Finally, it analyzes how and why the Compensation Committee of our Board arrived at the specific compensation decisions for our executive officers, including our NEOs, for fiscal 2023 including the key factors that the Compensation Committee considered in determining their compensation.
Our Company
We develop medicines that treat intractable diseases by silencing the genes that cause them. Using a broad portfolio of RNA chemistries and efficient modes of delivery, our therapies trigger the RNA interference mechanism to induce rapid, deep and durable knockdown of target genes. RNA interference, or RNAi, is a mechanism present in living cells that inhibits the expression of a specific gene, thereby affecting the production of a specific protein. Arrowhead’s RNAi-based therapeutics leverage this natural pathway of gene silencing.
Arrowhead is focused on developing innovative drugs for diseases with a genetic basis, typically characterized by the overproduction of one or more proteins. The depth and versatility of our RNAi technologies enable us to potentially address conditions in virtually any therapeutic area and pursue disease targets that are not otherwise addressable by small molecules and biologic.
2023 Business Highlights

•Presented data on the Company’s pulmonary pipeline at the European Respiratory Society (ERS) International Congress 2023 in Milan, Italy in September 2023, which included:
◦in an ongoing Phase 1/2 clinical trial, ARO-RAGE achieved mean target gene knockdown of up to 90% with a maximum of 95% after a single inhaled administration; and
◦the TRiM™ platform can achieve compelling results across multiple additional gene targets in the lung, including MUC5AC, MMP7, and the Company’s newest program against thymic stromal lymphopoietin (TSLP), a clinically well validated target.
•Filed an application for clearance to initiate a Phase 1/2 clinical trial of ARO-DUX4 in July 2023, which is being developed as a potential treatment for patients with facioscapulohumeral muscular dystrophy (FSHD).
•Hosted a Research & Development (“R&D”) Day on June 1, 2023 to discuss progress of the Company’s pipeline of RNAi Therapeutics, at which the following updates were discussed:

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2024 PROXY STATEMENT
◦ARO-RAGE showed continued dose response with single inhaled dose of 184 mg achieving mean knockdown of 90% and max of 95%;
◦Adipose delivery platform achieved single dose target gene silencing of greater than 90% with six months of duration in non-human primates;
◦Improved hepatic dimer platform achieved equivalent or better knockdown of two target genes with longer duration than monomer mixture in non-human primates;
◦TRiM™ platform now has potential to address multiple cell types including liver, solid tumors, lung, central nervous system, skeletal muscle, and adipose; and
◦Announced progress towards the Company's “20 in 25” goal to grow its pipeline of RNAi therapeutics that leverage the proprietary Targeted RNAi Molecule (TRiM™) platform to a total of 20 clinical stage or marketed products in the year 2025.
•Presented updated data from the Phase 2 SEQUOIA study of investigational RNAi therapy fazirsiran in patients with alpha-1 antitrypsin deficiency liver disease which included:
◦Fazirsiran reduced serum Z-AAT concentration in a dose-dependent manner;
◦Fazirsiran significantly reduced liver Z-AAT; median reductions of 94% of Z-AAT accumulation in the liver;
◦Fazirsiran consistently reduced hepatic globule burden; mean reductions of 68% in histologic globule burden were observed;Fazirsiran treatment reduced histological signs of hepatic inflammation;
◦50% of the pooled fazirsiran treated patients showed at least a one-point improvement in METAVIR liver fibrosis versus 38% in the placebo group;
◦Fazirsiran has been well tolerated to date; treatment emergent adverse events were generally well balanced between fazirsiran and placebo group;
◦Pulmonary function test results (FEV1 and DLCO) for both fazirsiran and placebo were stable over time with no apparent dose-dependent effects;
◦Updated Phase 2 clinical data were presented at the European Association for the Study of the Liver (EASL) Congress 2023 in an oral presentation titled, “Fazirsiran reduces liver Z-alpha-1 antitrypsin synthesis, decreases globule burden and improves histological measures of liver disease in adults with alpha-1 antitrypsin deficiency: a randomized placebo-controlled phase 2 study”; and
◦Results were consistent with AROAAT-2002 open-label study previously published in The New England Journal of Medicine.
•Presented interim data from the ongoing Phase 2 GATEWAY clinical study of ARO-ANG3 which included:
◦mean reduction in LDL-C of 48.1% (200mg) and 44.0% (300mg);
◦ANPTL3 inhibition with ARO-ANG3 also reduced HDL-C, non-HDL-C, and triglycerides, consistent with published human genetic data; and
◦Safety and tolerability data.
•Completed enrollment of the Phase 3 PALISADE clinical trial evaluating ARO-APOC3 for treatment of familial chylomicronemia syndrome.
•Announced interim results from ARO-RAGE administration in Part 1 of the ongoing Phase 1/2 study in normal healthy volunteers which included:
◦Reductions in soluble RAGE (sRAGE) as measured in serum after two doses on Day 1 and Day 29;
◦Duration of pharmacologic effect persisted for at least 6 weeks after the second administration of the 92 mg does with further follow up ongoing;
◦Reduction in sRAGE as measured in bronchoalveolar lavage fluid (BALF) at Day 31 after a single dose;
◦Reduction in in serum sRAGE was observed after a single dose;
◦The pooled placebo groups experienced a mean sRAGE increase of 8% in BALF and a mean decrease of 1% serum;

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2024 PROXY STATEMENT    Executive Compensation
◦Safety and tolerability data;
•Expanded TRiMTM platform to include an optimized intrathecal administration for CNS delivery with distribution throughout the brain and in all relevant brain cell types.
•Reported dosing of the first patient in Takeda’s Phase 3 REDWOOD clinical study of fazirsiran for the treatment of alpha-1 antitrypsin deficiency associated liver diseases, triggering a $40.0 million milestone payment to the Company which was paid in the third quarter of fiscal 2023.
•Reported dosing of the first patient in GSK’s Phase 2b trial of GSK4532990, an investigational RNAi therapeutic for the treatment of patients with non-alcoholic steatohepatitis (NASH), triggering a $30.0 million milestone payment to the Company which was paid in the third quarter of fiscal 2023.
•Announced that the FDA has granted Fast Track designation to ARO-APOC3 for reducing triglycerides in adult patients with familial chylomicronemia syndrome (FCS). ARO-APOC3 was previously granted Orphan Drug designation by the FDA and the European Union.
•Announced interim results from Part 1 of AROC3-1001, an ongoing Phase 1/2 clinical study of ARO-C3, which included:
◦A dose-dependent reduction in serum C3, with 88% mean reduction at highest dose tested;
◦A dose-dependent reduction in AH50, a marker of alternative complement pathway hemolytic activity, with 91% mean reduction at highest dose tested;
◦Duration of pharmacologic effect supportive of quarterly or less frequent subcutaneous dose administration; and
◦Safety and tolerability.
•Initiated dosing in ARO-MMP7-1001 (NCT05537025), a Phase 1/2a single ascending dose and multiple ascending dose clinical study to evaluate the safety, tolerability, pharmacokinetics, and pharmacodynamics of ARO-MMP7, an investigational RNAi therapeutic designed to reduce expression of matrix metalloproteinase 7 (MMP7) as a potential treatment for idiopathic pulmonary fibrosis (IPF), in up to 56 healthy volunteers and in up to 21 patients with IPF.
•Announced enrollment of the first subject in a Phase 1 randomized, placebo-controlled trial to assess the safety tolerability, pharmacokinetics and pharmacodynamics of a development-stage medicine, HZN-457, which is out-licensed to Horizon, triggering a $15.0 million milestone payment to the Company which was paid in the second quarter of fiscal 2023. On October 6, 2023, Amgen completed its acquisition of Horizon and subsequently notified Arrowhead of Amgen's intent to terminate the HZN-457 license.
•Announced enrollment of the first subject in Amgen’s Phase 3 trial of olpasiran, which triggered a $25.0 million milestone payment to the Company, which was paid in the second quarter of fiscal 2023;
Business Development
GlaxoSmithKline Intellectual Property (No. 3) Limited (“GSK”)
On December 21, 2023, Arrowhead entered into an Amended and Restated License Agreement with GSK (the “GSK HBV Agreement”) pursuant to which GSK received an exclusive license for JNJ-3989 (formerly ARO-HBV). JNJ-3989 had previously been licensed to Janssen Pharmaceuticals, Inc. (“Janssen”). GSK is wholly responsible for all clinical development and commercialization of JNJ-3989 as of the date of the GSK HBV Agreement, except for certain ongoing clinical trials for which Janssen is still responsible. GSK has stated that it may begin Phase clinical II trials of JNJ-3989 in 2024 to continue developing JNJ-3989 as a potential therapy for the Hepatitis B Virus.

Royalty Pharma Investments 2019 ICAV (“Royalty Pharma”)
On November 9, 2022, the Company and Royalty Pharma Investments 2019 ICAV entered into a Royalty Purchase Agreement (the “Royalty Pharma Agreement”). In consideration for the payments under the Royalty Pharma Agreement, Royalty Pharma is entitled to receive all royalties otherwise payable by Amgen to the Company under the Olpasiran Agreement. The Company remains eligible to receive up to an additional $535.0 million in remaining development, regulatory and sales milestone payments payable from Amgen and Royalty Pharma.

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2024 PROXY STATEMENT

Platform
In fiscal 2023, the Company continued to develop and deploy its Targeted RNAi Molecule platform (“TRiM™”) to identify and develop new therapeutics. TRiM™ utilizes ligand-mediated delivery and is designed to enable tissue-specific targeting, while being structurally simple. The TRiM™ platform is designed to offer several potential competitive advantages including:

•A more sophisticated RNAi trigger selection and screening process that identifies potent sequences rapidly in locations that RNAi competitors may miss;
•Multiple routes of administration including subcutaneous, intravenous and inhaled;
•Faster time to clinical candidates;
•Optimal pharmacologic activity and long duration-of-effect;
•Potentially wide safety margins;
•Simplified manufacturing at reduced cost; and
•The ability to take RNAi to tissues beyond the liver.

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2024 PROXY STATEMENT    Executive Compensation
Pipeline
Arrowhead is focused on developing innovative drugs for diseases with a genetic basis, typically characterized by the overproduction of one or more proteins that are involved with disease. The depth and versatility of Arrowhead's RNAi technologies enables Arrowhead to potentially address conditions in virtually any therapeutic area and pursue disease targets that are not otherwise addressable by small molecules and biologics. Arrowhead is focused on bringing the promise of RNAi to address diseases outside of the liver, and its pipeline now includes disease targets in the liver, lung, muscle and CNS.
The timing of our planned and already filed clinical trial applications (“CTA”) discussed below are based on calendar years, not fiscal years.

Arrowhead Proprietary Clinical Stage Candidates
Zodasiran (ARO-ANG3) is designed to reduce production of angiopoietin-like protein 3 (“ANGPTL3”), a liver synthesized inhibitor of lipoprotein lipase and endothelial lipase. ANGPTL3 inhibition has been shown to lower serum LDL, serum and liver triglyceride and has genetic validation as a novel target for cardiovascular disease. Arrowhead is currently investigating zodasiran in two Phase 2b clinical trials.

•Dyslipidemia and Hypertriglyceridemia: Dyslipidemia and hypertriglyceridemia are risk factors for atherosclerotic coronary heart disease and cardiovascular events.

•Study Name: Study of ARO-ANG3 in Adults With Mixed Dyslipidemia (ARCHES-2)
A Double-blind, Placebo-controlled Phase 2b Study to Evaluate the Efficacy and Safety of ARO-ANG3 in Adults With Mixed Dyslipidemia
ClinicalTrials.gov Identifier: NCT04832971
•Study Name: Study of ARO-ANG3 in Participants With Homozygous Familial Hypercholesterolemia (HoFH) (GATEWAY)
Phase 2 Study to Evaluate the Safety and Efficacy of ARO-ANG3 in Subjects with Homozygous Familial Hypercholesterolemia (HoFH)
ClinicalTrials.gov Identifier: NCT05217667
Plozasiran (ARO-APOC3) is designed to reduce production of Apolipoprotein C-III (“apoC-III”), a component of triglyceride rich lipoproteins (“TRLs”) including Very Low Density Lipoprotein ("VLDL") and chylomicrons and a key regulator of triglyceride metabolism. Arrowhead believes that knocking down the hepatic production of apoC-III may result in reduced VLDL synthesis and assembly, enhanced breakdown of TRLs and better clearance of VLDL and chylomicron remnants. Arrowhead is currently investigating Plozasiran in two Phase 2b clinical trials, one Phase 3 clinical trial, and additional Phase 3 clinical trials are scheduled to begin in 2024.

Hypertriglyceridemia: Elevated triglyceride levels are an independent risk factor for cardiovascular disease. Severely elevated triglycerides (often over 2,000 mg/dL) in patients with familial chylomicronemia syndrome (FCS), a rare genetic disorder, can result in potentially fatal acute pancreatitis.

•Study Name: Study to Evaluate ARO-APOC3 in Adults With Severe Hypertriglyceridemia (SHASTA-2)
A Double-Blind, Placebo-Controlled Phase 2b Study to Evaluate the Efficacy and Safety of ARO-APOC3 in Adults With Severe Hypertriglyceridemia
ClinicalTrials.gov Identifier: NCT04720534
•Study Name: Study of ARO-APOC3 in Adults With Mixed Dyslipidemia (MUIR)
A Double-Blind, Placebo-Controlled Phase 2b Study to Evaluate the Efficacy and Safety of ARO-APOC3 in Adults With Mixed Dyslipidemia
ClinicalTrials.gov Identifier: NCT04998201
•Study Name: Study of ARO-APOC3 in Adults With FCS (PALISADE)
A Phase 3 Study to Evaluate the Efficacy and Safety of ARO-APOC3 in Adults With Familial Chylomicronemia Syndrome
ClinicalTrials.gov Identifier: NCT05089084

ARO-MMP7 is designed to reduce expression of matrix metalloproteinase 7 (MMP7) as a potential treatment for idiopathic Pulmonary Fibrosis (IPF). The Company is currently investigating ARO-MMP7 in a Phase 1/2a clinical trial.

•Study Name: Study of ARO-MMP7 Inhalation Solution in Healthy Subjects and Patients With Idiopathic Pulmonary Fibrosis
A Phase 1/2a Study Evaluating the Effects of ARO-MMP7 Inhalation Solution in Healthy Subjects and Patients With Idiopathic Pulmonary Fibrosis
ClinicalTrials.gov Identifier: NCT05537025

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2024 PROXY STATEMENT

ARO-C3 is designed to reduce production of complement component 3 (“C3”) as a potential therapy for patients with various complement mediated or complement associated renal. Arrowhead is currently investigating ARO-C3 in a Phase 1/2a clinical trial.

•Complement-Mediated Renal Disease: A number of rare renal diseases result from uncontrolled activation of the alternative pathway of complement, leading to progressive glomerular damage, proteinuria, hematuria, and impaired kidney function, and often resulting in end-stage renal disease (ESRD). In addition, dysregulation of the alternative complement pathway has been shown to play a role in the pathogenesis and progression of disease in some of the more common glomerulopathies. Silencing C3 may be a therapeutic approach for treatment of these conditions.

•Study Name: Study of ARO-C3 in Adult Healthy Volunteers and Patients With Complement-Mediated Renal Disease
A Phase 1/2a Dose-Escalating Study to Evaluate the Safety, Tolerability, Pharmacokinetics, and/or Pharmacodynamics of ARO-C3 in Adult Healthy Volunteers and in Adult Patients With Complement-Mediated Renal Disease
ClinicalTrials.gov Identifier: NCT05083364
ARO-RAGE is designed to reduce production of the Receptor for Advanced Glycation End products (“RAGE”) as a potential treatment for various inflammatory pulmonary diseases. Arrowhead is currently investigating ARO-RAGE in a Phase 1/2a clinical trial.

•Study Name: Study of ARO-RAGE in Healthy Subjects and Patients With Inflammatory Lung Disease
A Phase 1/2a Study Evaluating the Effects of ARO-RAGE in Healthy Subjects and Patients With Inflammatory Lung Disease
ClinicalTrials.gov Identifier: NCT05276570

ARO-MUC5AC is designed to reduce production of mucin 5AC (“MUC5AC”) as a potential treatment for various muco-obstructive pulmonary diseases. Arrowhead is currently investigating ARO-MUC5AC in a phase 1/2a clinical trial.

•Study Name: Study of ARO-MUC5AC in Healthy Subjects and Patients With Muco-Obstructive Lung Disease
A Phase 1/2a Study to Evaluate the Effects of ARO-MUC5AC in Healthy Subjects and Patients with Muco-Obstructive Lung Disease
ClinicalTrials.gov Identifier: NCT05292950

ARO-DUX4 is designed to target the gene that encodes human double homeobox 4 (DUX4) protein as a potential treatment for patients with facioscapulohumeral muscular dystrophy.
•Facioscapulohumeral Muscular Dystrophy: Facioscapulohumeral muscular dystrophy (FSHD) is an autosomal dominant disease associated with the failure to maintain complete epigenetic suppression of DUX4 expression in differentiated skeletal muscle, leading to overexpression of DUX4, which is myotoxic and can lead to muscle degeneration. As DUX4 expression is recognized as the cause of muscle pathology in FSHD patients, the Company believes that the selective targeting and knockdown of DUX4 using RNAi may prevent or reverse downstream myotoxicity and lead to muscle repair and improvement in muscle function in patients. There are currently no effective treatments specifically for FSHD.
ClinicalTrials.gov Identifier: NCT06131983

ARO-SOD1 is designed to target the gene that encodes human superoxide dismutase 1 (SOD1) protein as a potential treatment for patients with amyotrophic lateral sclerosis (ALS) harboring a SOD1 mutations.

•Amyotrophic Lateral Sclerosis (ALS): ALS is a fatal motoneuronal disorder that causes progressive degeneration of upper and lower motor neurons in the primary motor cortex, brainstem, and spinal cord. Among the genetically defined ALS cases, about 15% are associated with dominantly inherited mutations in the SOD1 gene. Although the exact disease-causing mechanism of SOD1 mutations remains incompletely understood, there is a consensus that there is a toxic gain-of-function leading to toxicity induced by aggregation of mutant SOD1 in neurons.

•Study Name: Study of AROSOD-1 in Adult Participants With Amyotrophic Lateral Sclerosis (ALS)
A Phase 1 Randomized Placebo-Controlled Dose Escalation Study to Evaluate the Safety, Tolerability, Pharmacokinetics and Pharmacodynamics of ARO-SOD1 in Adult Patients With Amyotrophic Lateral Sclerosis Harboring a Superoxide Dismutase-1 Mutation Considered to be Causative of Amyotrophic Lateral Sclerosis
ClinicalTrials.gov Identifier: NCT05949294

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2024 PROXY STATEMENT    Executive Compensation
ARO-PNPLA3 (formerly JNJ-75220795) is an investigational RNAi therapeutic designed to reduce liver expression of patatin-like phospholipase domain containing 3 (PNPLA3) as a potential treatment for patients with non-alcoholic steatohepatitis (NASH). PNPLA3 has strong genetic and preclinical validation as a driver of fat accumulation and damage in the livers of patients who carry the common I148M mutation. Former licensee, Janssen, investigated ARO-PNPLA3 in two Phase 1 clinical trials and the Company is currently designing a Phase 2 clinical trial.
•NASH: NASH is a subgroup of non-alcoholic fatty liver disease (NAFLD) in which hepatic cell injury and inflammation has developed over background steatosis. The I148M genetic variant in the PNPLA3 gene is involved with the underlying pathophysiology and is a known risk factor for hepatic steatosis, steatohepatitis, elevated plasma liver enzyme levels, hepatic fibrosis and cirrhosis. The rising prevalence of NASH presents a significant health burden in many developed countries.
Partnered Programs
The Takeda Pharmaceutical Company Limited
Fazirsiran (formerly ARO-AAT) is a clinical-stage RNAi therapeutic candidate for the treatment of liver disease associated with alpha-1 antitrypsin deficiency. ARO-AAT is designed to knock down the Alpha-1 antitrypsin (“AAT”) gene transcript and reduce the hepatic production of the mutant AAT protein.

•Study Name: Study to Check the Safety of Fazirsiran and Learn if Fazirsiran Can Help People With Liver Disease and Scarring (Fibrosis) Due to an Abnormal Version of Alpha-1 Antitrypsin Protein
A Randomized, Double-blind, Placebo-Controlled, Phase 3 Study to Evaluate the Efficacy and Safety of Fazirsiran in the Treatment of Alpha-1 Antitrypsin Deficiency-Associated Liver Disease With METAVIR Stage F2 to F4 Fibrosis
ClinicalTrials.gov Identifier: NCT05677971
•Study Name: An Extension Study to Learn About the Long-Term Safety of Fazirsiran and if Fazirsiran Can Help People With Alpha-1 Antitrypsin Liver Disease
A Phase 3, Open-Label Extension Study to Evaluate the Long-Term Safety and Efficacy of fazirsiran in Participants With Alpha-1 Antitrypsin Deficiency-Associated Liver Disease
ClinicalTrials.gov Identifier: NCT05899673
Amgen Inc.

Olpasiran (formerly AMG 890 and ARO-LPA) Olpasiran is designed to reduce production of apolipoprotein A, a key component of lipoprotein(a), which has been genetically linked with increased risk of cardiovascular diseases, independent of cholesterol and LDL levels. Amgen completed a Phase 2 clinical study evaluating the efficacy, safety, and tolerability of olpasiran in subjects with elevated levels of lipoprotein(a). Amgen reported Phase 2 clinical results at the American Heart Association (AHA) Scientific Sessions in November 2022 and simultaneously published in the New England Journal of Medicine. Amgen began evaluating olpasiran in a Phase 3 study to assess the impact of olpasiran on major cardiovascular events in participants with atherosclerotic cardiovascular disease and elevated lipoprotein(a), in a double-blind, randomized, placebo-controlled, multi center study in December 2022, which triggered a $25 million milestone payment to the Company.
ClinicalTrials.gov Identifier: NCT05581303

GlaxoSmithKline Intellectual Property (No. 3) Limited (“GSK”)
GSK-4532990 (formerly ARO-HSD) is designed to reduce production of HSD17B13, a hydroxysteroid dehydrogenase involved in the metabolism of hormones, fatty acids and bile acids. Published human genetic data indicate that a loss of function mutation in HSD17B13 provides strong protection against nonalcoholic steatohepatitis (NASH) cirrhosis and alcoholic hepatitis and cirrhosis. GSK is conducting a Phase 2b clinical trial.

Nonalcoholic Steatohepatitis: NASH is liver inflammation and damage caused by a buildup of fat in the liver. This can cause scarring of the liver and in advanced cases can lead to cirrhosis.
•Study Name: Phase 2b Study of GSK4532990 in Adults With NASH (HORIZON)
17 β-Hydroxysteroid Dehydrogenase Type 13 Minimization for the Treatment of NASH (HORIZON): A Double-Blind, Placebo-Controlled Phase 2b Study to Evaluate the Efficacy and Safety of GSK4532990 in Adults With Pre-Cirrhotic Nonalcoholic Steatohepatitis
ClinicalTrials.gov Identifier: NCT05583344

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2024 PROXY STATEMENT

JNJ-3989 (also referred to as JNJ-73763989 and formerly referred to as ARO-HBV) is a subcutaneous RNAi therapy candidate which is designed to silence all HBV gene products and intervenes upstream of the reverse transcription process where current standard-of-care nucleotide and nucleoside analogues act. Arrowhead believes this, especially the elimination of hepatitis B surface antigen (HBsAg), may allow the body’s natural immune defenses to clear the virus and potentially lead to a functional cure. The Phase 1/2a study and its preceding studies were conducted by Arrowhead. Arrowhead entered into an Amended and Restated License Agreement with GSK on December 21, 2023 (the “GSK HBV Agreement”) pursuant to which GSK received an exclusive license for JNJ-3989 (formerly ARO-HBV). JNJ-3989 had previously been licensed to Janssen. GSK is wholly responsible for all clinical development and commercialization of JNJ-3989 as of the date of the GSK HBV Agreement, except for certain ongoing clinical trials for which Janssen is still responsible. GSK has stated that it may begin Phase clinical II trials of JNJ-3989 in 2024 to continue developing JNJ-3989 as a potential therapy for the Hepatitis B Virus.

Financial Results

•Revenue — Generated revenue of $240.7 million, compared to revenues of $243.2 million in fiscal 2022 and $138.3 million in fiscal 2021;
•Net Loss — Recorded net loss of $205.3 million, compared to net losses of $176.1 million in fiscal 2022 and $140.8 million in fiscal 2021;
•Net Loss Per Share — Recorded net loss per share (diluted) of $1.92, compared to net loss per share (diluted) of $1.67 in fiscal 2022 and $1.36 in fiscal 2021;
•Cash at end of fiscal 2023 — Cash and investments of cash totaled $403.6 million at September 30, 2023; and
•Total Stockholder Return — Achieved a three-year total stockholder return (“TSR”) at the 46th percentile of our peer group as measured in September 2023. Since 2017, our stockholder return has compared exceptionally well against the NASDAQ Biotechnology index.

COMPARISON OF CUMULATIVE TOTAL RETURN
Arrowhead Pharmaceuticals, Inc.
NASDAQ Biotechnology
NASDAQ Composite
$400
$300
$200
$100
$0
2018
2019
2020
2021
2022
2023

The comparisons in the above graph are based on historical data and are not intended to forecast the possible future performance of our common stock.

Executive Compensation Highlights
Say-on-Pay Vote and Ongoing Response to Stockholder Feedback

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2024 PROXY STATEMENT    Executive Compensation
At our 2023 Annual Meeting of Stockholders, 89.8% of the stockholder votes cast on our non-binding, advisory proposal (the “Say-on-Pay” vote) on the executive compensation program were in favor of the program. Our Board of Directors was pleased with this result as well as the success of each director receiving a majority of the votes cast on their respective re-election to our Board. Based on the vote and feedback from our stockholders, we attribute the high approval percentage primarily to the following factors:

•Continued practice of awarding 60% performance-based equity awards for our CEO, which is preferred by stockholders;
•Compensation best practices including minimum vesting requirements; compensation recovery (“clawback”) policy, double-trigger acceleration of equity awards for our CEO, and stock ownership guidelines for our CEO and CFO;
•Achievement of aggressive corporate goals from 2019 through 2023; and
•Substantial increases in market capitalization and TSR from 2018 through 2022.
We value the opinions of our stockholders and will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers. The Compensation Committee is committed to being responsive to stockholder feedback regarding our executive compensation program, policies, and practices, including concerns expressed through the Say-on-Pay vote.

Stockholder Engagement

During the summer and fall of 2022, our Corporate Secretary and Mr. Waddill, the Compensation Committee Chair, requested meetings with 25 stockholders (beneficially owning in the aggregate 52% of the outstanding shares of our common stock (or approximately 79% of votes cast at the 2022 Annual Meeting)) to discuss our executive compensation program. On the basis of that feedback, a number of changes were made to our executive compensation practices as described in our 2023 proxy statement. Based on the stockholder vote during our 2023 Annual Meeting of Stockholders, we believe stockholders were pleased with those changes. Our fiscal 2023 compensation program has continued those practices in material regards.
Aggressive Performance Fueled by Incentives
The Compensation Committee expects and has observed aggressive performance from the entire executive management team as evidenced by stockholder return as compared against major indices and our compensation peer group. Our philosophy has been to foster this expectation with reasonably aggressive incentive compensation. Based on our overall operating environment, feedback from our stockholders, and stockholder return results, the Compensation Committee took the following key actions and maintained key policies with respect to the compensation of all of our NEOs for fiscal 2023:

•Base Salary — Approved base salary increases for our current NEOs based on performance and market adjustments.

•Annual Incentive Compensation — Certified performance and Approved annual cash bonuses for our NEOs for fiscal 2023 in amounts of up to 100% of their target annual cash incentive compensation opportunities, including an annual cash bonus for our CEO in the amount of $700,000, equal to 78% of his target annual cash incentive compensation opportunity.
•Equity Compensation — In addition to the equity award for our CEO described above, the Compensation Committee granted our other NEOs long-term incentive compensation opportunities in the form of time-based RSU awards that may be settled for shares of our common stock with grant date values described below in the Compensation Tables section of this Proxy. The awards vest in four equal annual installments beginning in 2024.
•Clawback Policy — Updated our clawback policy to allow Arrowhead to recover incentive compensation from our executive officers, on a non-fault basis, in the event a financial restatement is required to correct any accounting errors made by any such executive officer.

•Stock Ownership Guidelines — Maintained guidelines mandating ownership of Arrowhead stock in amounts equal to, for our CEO, six times annual base salary and, for our CFO, two times annual base salary.

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2024 PROXY STATEMENT
•“Double Trigger” Feature for Acceleration of Equity Awards — Maintained the agreements for outstanding equity awards granted to our CEO pursuant to our 2013 and 2021 Incentive Plans to provide that, upon a change in control of Arrowhead, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (i.e., on a “double-trigger” basis).

Pay-for-Performance Analysis
We believe our executive compensation program is reasonable, competitive, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our executive officers with the objective of aligning their interests with those of our stockholders. To ensure this alignment and to motivate and reward individual initiative and effort, a significant portion of our executive officers’ target total direct compensation opportunity is both performance-based and “at-risk.”
We emphasize performance-based compensation that appropriately rewards our executive officers, including our NEOs, through two separate compensation elements:

•First, we provide the opportunity to participate in our annual incentive compensation plan which provides cash payments if executive officers produce short-term financial, operational, and strategic results that meet or exceed the objectives set forth each year in our annual operating plan.
•In addition, we grant equity awards as long-term incentive compensation. For our CEO in fiscal 2023, as described above, 60% of his equity award is to be earned based on the achievement of pre-established corporate objectives that are substantial and designed to drive our financial and operational performance and long-term growth, and, in the case of our other executive officers, are either dependent on the future appreciation in value of our common stock or are subject to the risk of fluctuations in the value of our common stock and, therefore, are “at risk.”
We believe that, ultimately, the creation of sustainable long-term stockholder value will depend on our ability to successfully bring to market the products we develop or our success in partnering with strategic collaborators to bring them to market. Consequently, the Compensation Committee strives to incent our executive officers to create that value through the discovery and development of a robust and attractive pipeline of drug candidates. To achieve that end, our executive compensation program is designed to provide incentives that facilitate these efforts. Particularly for our CEO, the Compensation Committee has awarded 60% of his long term incentive compensation as performance-based equity awards designed to produce stockholder value. The Compensation Committee closely tracks the progress against these objectives and, in conjunction with the independent members of our Board, ensures the objectives are met using sound, ethical business practices before certifying performance achievement of the awards.
To ensure that we remain faithful to our compensation philosophy, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our executive officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years, and our total stockholder return over this period.

Executive Compensation Policies and Practices
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

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2024 PROXY STATEMENT    Executive Compensation

WHAT WE DO	WHAT WE DON’T DO

✓ Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors.

✓ Retain an Independent Compensation Advisor. The Compensation Committee engaged its own compensation advisor to provide information and analysis with its fiscal 2023 compensation review, and other advice on executive compensation independent of management. This consultant performed no consulting or other services for us in fiscal 2023.

✓ Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking.

✓ Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance, as well as short-term cash and long-term equity incentives to align the interests of our executive officers and stockholders.

✓ CEO Annual Incentive Compensation Cap. Our CEO’s annual cash incentive compensation opportunity is capped at 150% of his base salary.

✓ Stock Ownership Policy. We maintain a stock ownership policy that requires our CEO and CFO to maintain a minimum ownership level of our common stock.

✓ Compensation Recovery (“Clawback”) Policy. We updated our clawback policy to allow Arrowhead to recover incentive compensation from our executive officers, on a non-fault basis, in the event a financial restatement is required to correct any accounting errors made by any such executive officer.

✓ Conduct an Annual Stockholder Advisory Vote on NEO Compensation. We conduct an annual stockholder advisory vote on the compensation of our NEOs.

✓ Use a Pay-for-Performance Philosophy. The majority of our CEO’s compensation is directly linked to achievement of milestones to the benefit of all stakeholders; we also structure target total direct compensation opportunities with a significant long-term equity component, thereby making a substantial portion of our CEO’s and each additional executive officer’s target total direct compensation dependent upon our stock price and/or total stockholder return.

✓ “Double Trigger” Feature for Acceleration of CEO Equity Awards — The outstanding equity awards granted to our CEO pursuant to our 2013 Incentive Plan and 2021 Incentive Plan provide that, upon a change in control of the Company, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (a “double-trigger” arrangement).

✘ No Executive Retirement Plans. We do not offer pension arrangements or retirement plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.

✘ No Perquisites. We do not provide perquisites or other personal benefits to our executive officers.

✘ No Special Welfare or Health Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs generally on the same basis as our other full-time, salaried employees.

✘ No Post-Employment Tax Payment Reimbursement. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

✘ No Hedging and Limit on Pledging of Our Equity Securities. We prohibit our employees, executive officers and the non-employee members of our Board from hedging our equity securities. Our board members and executive officers may pledge up to 75% of owned and vested shares with the approval of our Board.

✘ No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested RSU awards or PRSU awards.

✘ No Stock Option Re-pricing. Our employee stock plan does not permit options to purchase shares of our common stock to be repriced to a lower exercise or strike price without the approval of our stockholders.

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2024 PROXY STATEMENT
Executive Compensation Philosophy
Our executive compensation philosophy reflects our two fundamental objectives:

•to attract, motivate and retain a highly skilled team of executives; and
•to align our executive officers’ interests with those of our stockholders by rewarding short-term and long-term performance and aligning compensation to increases in stockholder value.
We believe that the compensation of our executive officers should be directly linked to the achievement of specific objectives that are expected to increase stockholder value. In furtherance of this goal, the Compensation Committee has established the following guidelines as a foundation for compensation decisions:

•provide a competitive total compensation package that enables us to attract, retain and motivate highly-qualified executives with the skills and experience required for the achievement of business goals;
•promote the achievement of key strategic and financial performance measures by linking short-term and long-term compensation to the achievement of measurable goals;
•reward significant achievements outside of pre-established goals;
•recognize that pharmaceutical research, development and commercialization require sustained and focused effort over many years, and involve a high degree of risk and therefore balance incentives for short-term and long-term compensation;
•employ external compensation expertise and market data from industry peers to help assure that our compensation policies and practices are consistent with industry practice and meet our goals for our compensation program;
•consider our cash resources and cost of capital to balance cash and equity compensation; and
•align our executives’ incentives with the creation of stockholder value.
Executive Compensation Program Design
Our practice is to combine a mixture of compensation elements that balance achievement of our short-term goals with our longer-term performance. Currently, our executive compensation program consists of three principal elements:

•base salary;
•an annual cash incentive compensation opportunity; and
•long-term incentive compensation in the form of equity awards.
We believe that cash compensation in the form of base salary and an annual incentive compensation opportunity provides our executive officers with short-term rewards for success in operations, and that long-term incentive compensation in the form of RSU and PRSU awards that may be settled for shares of our common stock, and options to purchase shares of our common stock, align the objectives of our executive officers with those of our stockholders with respect to long-term performance and success.
The Compensation Committee takes into consideration, among other things, our financial and working capital condition when approving performance objectives and making compensation decisions for our executive officers. Since we seek to invest our cash prudently and do not have marketed products, overall target total direct compensation opportunities are weighted more heavily toward long-term incentive compensation in the form of equity awards. Thus, a significant portion of each executive officer’s target total direct compensation opportunity is “at risk,” and dependent on the increase in the value of our common stock. The Compensation Committee periodically reassesses the appropriate weighting of cash and equity compensation.
In the case of long-term incentive compensation, typically the Compensation Committee designs these awards to vest, or be earned, over a multi-year period, meaning that long-term value creation, contrasted with short-term gain, presents the best opportunity for our executive officers to benefit from their awards.
We do not maintain a specific policy on the percentage allocation between short-term and long-term incentive compensation elements.

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2024 PROXY STATEMENT    Executive Compensation

Governance of Executive Compensation Program
Role of the Compensation Committee
The Compensation Committee discharges many of the responsibilities of our Board relating to the compensation of our executive officers, including our NEOs, and the non-employee members of our Board. The Compensation Committee has overall responsibility for overseeing our compensation and benefits philosophy and policies generally, overseeing and evaluating the compensation plans, policies and practices applicable to our CEO and our other executive officers, and ensuring that the target total direct compensation opportunities of our executive officers, including our NEOs, are consistent with our compensation philosophy, policies and objectives.
The members of the Compensation Committee are appointed by our Board, and each member is an independent director (as “independence” is currently defined in Rule 5605(a)(2) of Nasdaq listing standards). Currently, the members of the Compensation Committee are William Waddill (Committee Chair), Douglass Given, and Michael Perry.
The Compensation Committee reviews our executive compensation program annually on a calendar year basis, generally in December. The Compensation Committee draws on a number of resources to assist in the evaluation of the various elements of our executive compensation program including, but not limited to, feedback from our stockholders, input from our CEO, the advice of an external compensation consultant (as identified below) retained by the Compensation Committee, information provided in the public filings of industry peers and industry data compiled yearly by Radford in its Global Life Sciences Survey, which represents a nationally-based assessment of executive compensation widely used within the pharmaceutical and biotechnology industry sectors.
The Compensation Committee relies upon the judgment of its members in making compensation decisions. In addition, the Compensation Committee incorporates its members' judgment in the assessment process to respond to and adjust for the evolving business environment. The members of the Compensation Committee have extensive experience in executive management, as well as compensation practices and policies.
Compensation-Setting Process
The Compensation Committee develops recommendations for the target total direct compensation opportunities for our executive officers, including our NEOs. The Compensation Committee does not use a single method or measure in making its compensation decisions, nor does it ordinarily position compensation levels based upon a specific or target level relative to a compensation peer group or other companies. Nonetheless, the pay practices at other companies are an important factor that the Compensation Committee considers in assessing the reasonableness of compensation and ensuring that our compensation practices are competitive in the marketplace.
Generally, the Compensation Committee evaluates the compensation of our executive officers relative to the median of the competitive market. However, as discussed hereafter, various other factors are taken into consideration in determining our executive officers’ compensation and the Compensation Committee does not target compensation at any specific level relative to the competitive market. When reviewing our current executive compensation arrangements and approving each compensation element and the target total direct compensation opportunity for our executive officers, the Compensation Committee considers the following factors:

•Our performance against the financial and operational objectives established by the Compensation Committee and our Board;
•Each individual executive officer’s skills, experience and qualifications relative to other similarly-situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;
•The scope of each executive officer’s role compared to other similarly-situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;
•The performance of each individual executive officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function and work as part of a team, all of which reflect our core values;
•The compensation practices of our compensation peer group and the companies in selected broad-based compensation surveys and the positioning of each executive officer’s compensation in a ranking of peer company compensation levels; and

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2024 PROXY STATEMENT
•The recommendations provided by our CEO with respect to the compensation of our other executive officers.
These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting pay levels, nor was the impact of any factor on the determination of pay levels quantifiable.
Role of Chief Executive Officer
In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s recommendations with respect to the compensation levels for individual executive officers other than himself based on his performance evaluation of each executive officer.
The Compensation Committee reviews and discusses these recommendations and proposals with our CEO and considers them as one factor in determining the compensation for our executive officers, including our other NEOs. Our CEO recuses himself from all discussions and recommendations regarding his own compensation.
Role of Compensation Consultant
The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The Compensation Committee has the final authority to engage and terminate the engagement of any compensation consultant that it retains.
Since October 2018, the Compensation Committee has engaged Compensia as its external compensation consultant. Compensia assisted the Compensation Committee in its review of executive officer and non-employee director compensation practices for fiscal 2023, including the competitiveness of compensation levels, executive compensation design, comparisons with our industry peers, and other technical considerations. Such assistance included:

•Reviewing and updating our compensation peer group;
•Reviewing and analyzing the compensation arrangements for our executive officers, including our NEOs;
•Reviewing and analyzing the compensation arrangements for the non-employee members of our Board;
•Reviewing and updating of the Compensation Discussion and Analysis section of our proxy statement for our 2024 Annual Meeting of Stockholders; and
•Supporting on other ad hoc matters.
The terms of Compensia’s engagement include reporting directly to the Compensation Committee and to the Compensation Committee Chair.

In fiscal 2023, Compensia did not provide any services to us other than those described above. The Compensation Committee has evaluated Compensia’s independence pursuant to the listing standards of Nasdaq and the relevant SEC rules and has determined that no conflict of interest has arisen as a result of the work performed by Compensia.
Competitive Positioning
For each of the past ten years, the Compensation Committee has directed its external compensation consultant to conduct a comparative study and report on compensation levels and practices relative to industry peers, including a competitive assessment of our executive compensation program as compared to the market data for base salaries, target total cash compensation, long-term incentive compensation and target total direct compensation. Typically, the findings of this study are presented to the Compensation Committee by the compensation consultant in conjunction with the Compensation Committee’s annual review of our executive compensation program.
Because the biotechnology sector is dynamic, the comparator group used by the Compensation Committee to assess the competitive positioning of the compensation of our executive officers is updated annually to ensure that peer companies continue to meet the established criteria. For purposes of its review of our executive compensation

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2024 PROXY STATEMENT    Executive Compensation
program in fiscal 2023, the Compensation Committee directed Compensia to update the compensation peer group reflecting the competitive market for executive talent based on the following criteria:

•Publicly-held, U.S. biotechnology companies;
•Companies with lead assets that are in mid to late clinical stage or early commercialization stage;
•Companies with market capitalizations between 0.25x to 4.0x our market capitalization at the time of the peer selection; and
•Companies with between 66 to 1,645 employees.
The compensation peer group was selected in such a manner that our market capitalization was very near the median for all peer companies. Consideration was also given to the frequency or infrequency with which a company was identified as a peer with other peer companies.

For fiscal 2023, the compensation peer group was generated in the first quarter of fiscal 2023 and consisted of the following companies:

ACADIA Pharmaceuticals, Inc.	Insmed
Amicus Therapeutics	Intellia Therapeutics
Apellis Pharmaceuticals	Ionis Pharmaceuticals
Arcus Biosciences	Mirati Therapeutcis
Blueprint Medicines	Novavax
BridgeBio Pharma	Reata Pharmaceuticals
ChemoCentryx	REGENXBIO
CRISPR Therapeutics AG	Sarepta Therapeutics
Denali Therapeutics	Ultragenyx Pharmaceuticals
FibroGen	Vir Biotechnology
Halozyme Therapeutics

Amicus Therapeutics, Apellis Pharmaceuticals, Arcus Biosciences, Halozyme Therapeutics, Insmed, Ionis Pharmaceuticals, and REGENXBIO were added to the compensation peer group due to changes in our business complexity, employee base and market capitalization, as well as mergers, changes to business complexity, employee base and market capitalization among our prior peer group.
The compensation study prepared by Compensia and presented in October 2022 provided an assessment of our compensation practices as compared to industry peers. Compensation levels for our executive officers, in the aggregate, were determined to be within the range of compensation provided to similarly placed executives and consistent with our compensation philosophy.
Individual Compensation Elements
In 2023, the principal elements of our executive compensation program were as follows:

•base salary;
•an annual cash incentive compensation opportunity;
•long-term incentive compensation in the form of equity awards;
•welfare and health benefits; and
•post-employment compensation arrangements.
Base Salary
Base salary represents the fixed portion of the compensation of our executive officers, including our NEOs, and is an important element of compensation intended to attract and retain highly-talented individuals.

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The initial base salaries for our executive officers were negotiated on an individual basis at the time of hire. Thereafter, using the competitive market data provided by its external compensation consultant, the Compensation Committee reviews and determines adjustments to the base salaries for each of our executive officers, including our NEOs, as part of its annual executive compensation review. In addition, the base salaries of our executive officers may be adjusted by the Compensation Committee in the event of a promotion or significant change in responsibilities. Generally, the Compensation Committee sets base salaries with reference to the competitive range of the market median of our compensation peer group and applicable executive compensation survey data, as well as its assessment of the factors described in “Governance of Executive Compensation Program — Compensation-Setting Process” above.
The base salaries of our NEOs for fiscal 2023 and fiscal 2022 were as follows:

Named Executive Officer	Fiscal 2023 Base Salary	Fiscal 2022 Base Salary (1)	Percentage Adjustment
Christopher Anzalone President & CEO	$913,868	$870,350	5%
Kenneth Myszkowski Chief Financial Officer	$560,000	$529,124	6%
Patrick O’Brien Chief Operating Officer and General Counsel	$560,000	$523,554	7%
James Hamilton Chief of Discovery and Translational Medicine	$525,000	$472,399	11%
Javier San Martin (2) Chief Medical Officer	$560,000	$446,250	12%

(1)Mr. Myszkowski, Mr. O’Brien, Dr. Hamilton, and Dr. San Martin received a 5% increase in base salary mid-year in accordance with a company-wide inflation and employee retention adjustment. Dr. Anzalone did not receive a mid-year adjustment.
(2)Dr. San Martin will be leaving the company, effective as of February 1, 2024.
The actual base salaries paid to our NEOs in fiscal 2023 are set forth in the “Fiscal 2023 Summary Compensation Table” below.
Annual Cash Incentive Compensation
We provide our executive officers, including our NEOs, with the opportunity to earn performance-based annual incentive awards, payable in cash, which are designed to reward them for our overall corporate performance as well as their individual performance. Generally, our executive officers are evaluated each year for eligibility to receive an annual cash incentive compensation opportunity. Through a collaborative planning process involving our Board and management, corporate performance objectives are established at the beginning of each year and evaluated regularly by our Board for their continued relevance to our status.
Target Annual Cash Incentive Award Opportunities

For purposes of the fiscal 2023 performance-based incentive awards, each of our NEOs was assigned a target annual cash incentive award opportunity based upon a percentage of his or her base salary. The target annual cash incentive award opportunities for our executive officers, including our NEOs, were recommended by our CEO (except with respect to his own target annual cash incentive award opportunity) based on each executive officer’s accountability, scope of responsibilities, and potential impact on our performance, and approved by the Compensation Committee. The determination of target annual cash incentive award opportunities was also based on the factors described in “Governance of Executive Compensation Program — Compensation-Setting Process” above. Our NEOs target annual cash incentive award opportunities did not change from fiscal 2022. In some instances the cash incentive award to our NEOs was a cash equivalent in common stock.

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2024 PROXY STATEMENT    Executive Compensation
The target cash annual incentive award opportunities for our NEOs were as follows:

Named Executive Officer	Fiscal 2023 Target Annual Incentive Award Opportunity (as a percentage of base salary)	Fiscal 2022 Target Annual Incentive Award Opportunity (as a percentage of base salary)
Dr. Anzalone	100%	100%
Mr. Myszkowski	45%	45%
Mr. O’Brien	45%	45%
Dr. Hamilton	45%	45%
Dr. San Martin	45%	45%

Performance Objectives
In determining the amount of the annual cash incentive award for each of our executive officers, including each of our NEOs, the Compensation Committee evaluated the corporate performance objectives that had been established at the beginning of the calendar year (as set forth below) as well as other corporate and individual achievements and performance throughout the year. These performance objectives addressed milestones for our lead products, research and development milestones for our drug pipeline and business development objectives. In December 2023, the Compensation Committee determined our performance against our primary business objectives set for calendar 2023, as described below.

Goal	Achievement Highlights
Corporate Weight: 20% Meet certain goals related to capital formation, market capitalization; board interface with scientific leaders	Partially met Certain cash balance goals were not met due to market volatility
Business Development Weight: 20% Meet certain goals with regard to new pharma collaborations	Not met
Discovery and Early Development Weight: 23% Meet certain goals with regard to progress on our pre-clinical and early clinical programs

Met and substantially exceeded

Submit new clinical trial applications for four new studies

Nomination of nine candidates Initiate two new pulmonary programs
Present data on the Company’s pulmonary pipeline at the European Respiratory Society International Congress.

Clinical Development Weight: 30% Meet certain goals relating to Phase 2 and 3 studies in our clinical programs.	Partially met Complete enrollment of the Phase 3 PALISADE clinical trial evaluating ARO-APOC3 for treatment of familial chylomicronemia syndrome Some goals intentionally not met for strategic reasons
Commercial Weight: 7% Meet certain goals for our commercial capabilities	Met Establish commercial strategy for ARO-APOC3 for treatment of familial chylomicronemia syndrome

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2024 PROXY STATEMENT

Annual Incentive Award Payments
The actual annual cash incentive award payments earned by our incumbent NEOs totaled 100% of the respective target award opportunities. Except for the annual incentive award for our CEO, these awards were recommended by our CEO and approved by the Compensation Committee based on the overall achievement of our goals, their contributions to the goals and the overall performance of each executive officer during the year. The following table sets forth the target annual cash incentive award opportunities, the target award expressed as a percentage of each NEO’s base salary and the actual award payment made in cash or cash equivalents to each of our NEOs based on their performance in fiscal 2023:

Named Executive Officer	Target Annual Incentive Award Opportunity (as a percentage of base salary)	Achievement target bonus	Actual Annual Incentive Award ($)
Dr. Anzalone	100%	78%	$700,000
Mr. Myszkowski	45%	100%	$252,000
Mr. O’Brien	45%	100%	$252,000
Dr. Hamilton	45%	100%	$236,250
Dr. San Martin	45%	100%	$252,000

The annual cash incentive award payments made to our NEOs for fiscal 2023 are set forth in the “Fiscal 2023 Summary Compensation Table” below.
Long-Term Incentive Compensation
We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. The realizable value of these equity awards over time bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers, including our NEOs, to create value for our stockholders. Equity awards also help us retain qualified executive officers in a competitive market.
Long-term incentive compensation opportunities in the form of equity awards are granted to our executive officers by the Compensation Committee. The amount and forms of such equity awards are determined by the Compensation Committee after considering the factors described in “Governance of Executive Compensation Program — Compensation-Setting Process” above.
2023 Long-Term Incentive Awards
Performance-Based RSU Award for Chief Executive Officer

Annual equity awards granted to our executive officers are solely in the form of RSU awards that may be settled for shares of our common stock. Our CEO's award was initially designed entirely as a performance-based award. As discussed in our 2023 Proxy Statement, in July of 2022, in response to stockholder feedback, our CEO’s fiscal 2022 compensation was revised to achieve a total, direct compensation equal to the median of his peers. This was achieved by significantly reducing and re-formulating the fiscal 2022 equity award to consist of 60% performance-based RSUs and 40% time-based RSUs. Our CEO’s fiscal 2023 compensation consists of 248,803 RSUs, 40% (99,521) of which are time-based units that vest in four equal installments commencing on January 1, 2024, and 60% (149,282) of which are PRSU awards to be earned in three installments on the achievement of the following milestones:

i.Initiation by the Company of a Phase 3 clinical trial in an extra-hepatic tissue (49,760 units);

ii.Maintaining clinical trials concurrently in four different tissue types (hepatic, pulmonary, and two others (49,760 units); and

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2024 PROXY STATEMENT    Executive Compensation
iii.Initiation of a Company-developed therapeutic in a 6th phase 3 clinical trial (either by the Company or a licensee) (49,760 units).

RSU Awards for Other Named Executive Officers
The Compensation Committee approved the following aggregate RSU awards for our other NEOs for 2023:

Named Executive Officer	Restricted Stock Unit Awards (number of shares)	Restricted Stock Unit Awards ($)
Mr. Myszkowski	60,000	$2,284,800
Mr. O’Brien	65,000	$2,475,200
Dr. Hamilton	60,000	$2,284,800
Dr. San Martin	60,000	$2,284,800

RSUs granted to our NEOs in fiscal 2023 vest over four years in equal annual installments, subject to the NEO’s continued employment on each applicable vesting date.
The equity awards granted to our NEOs in fiscal 2023 are set forth in the “Fiscal 2023 Summary Compensation Table” and the “Fiscal 2023 Grants of Plan-Based Awards Table” below.
Welfare and Health Benefits
Our executive officers, including our NEOs, are eligible to participate in all of our employee benefit plans, including medical, dental, vision, life and disability insurance, in each case on the same basis as our other employees, subject to applicable law. In addition, we provide an additional life insurance benefit to our CEO for the benefit of his heirs. We also provide vacation and other paid holidays to all our employees, including our executive officers, all of which we believe to be comparable to those provided the companies in our compensation peer group. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Our health, welfare and vacation benefits are designed to ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
Our retirement savings plan (“401(k) plan”) is a tax-qualified retirement savings plan, pursuant to which qualified employees, including our NEOs, are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Service. Historically, we have made matching contributions of 100% of the first 3% of base salary and of 50% of the next 2% of base salary contributed to the plan. The value of these benefits for each of our NEOs is reflected in the “All Other Compensation” column of the “Fiscal 2023 Summary Compensation Table” below.

Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our NEOs, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Employment Arrangements
We have entered into a written employment agreement with our CEO and have written employment offer letters with our other executive officers. In filling each of our executive positions, we recognized the need to develop competitive compensation packages to attract qualified candidates in a dynamic labor market. At the same time, in formulating these compensation packages, we were sensitive to the need to integrate new executive officers into the executive compensation structure that we were seeking to develop, balancing both competitive and internal equity considerations. Each of these arrangements provides for “at will” employment.

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2024 PROXY STATEMENT
For detailed descriptions of the employment arrangements we maintained with our NEOs during fiscal 2023, see “Termination Benefits — Potential Payments Upon Termination or Change in Control” below.
Post-Employment Compensation Arrangements
We have entered into a written employment agreement with our CEO, and we also have agreements with our CFO and Chief Operating Officer & General Counsel that provide for certain payments and benefits in the event of certain involuntary terminations of employment. We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly-qualified executive officers. These agreements are designed to provide reasonable compensation these to executive officers if they were to leave our employ under certain circumstances to facilitate their transition to new employment. Further, in some instances we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.
The Compensation Committee does not consider the specific amounts payable under these agreements when establishing annual compensation. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.
In addition, our 2013 Incentive Plan and our 2021 Incentive Plan each provides for the acceleration of vesting of outstanding and unvested equity awards in the event of a change in control of the Company, as defined in the plans, except as otherwise determined by our Board. However, the agreements for equity awards granted to our CEO pursuant to our 2013 Incentive Plan and our 2021 Incentive Plan provide that, upon a change in control of the Company, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (a “double-trigger” arrangement).
For detailed descriptions of the post-employment compensation arrangements we maintained with our NEOs during fiscal 2023, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Termination Benefits — Potential Payments Upon Termination or Change in Control” below.
Other Compensation Policies and Practices
Equity Awards Grant Policy
We do not have any program, plan, or obligation that requires us to grant equity awards on specified dates, although historically we have granted such awards to our existing executive officers and employees at least annually and to newly-hired employees upon the commencement of their employment. We do not have any program, plan or practice to grant equity awards of our common stock to our executive officers in coordination with the release of material nonpublic information. Equity awards may occasionally be granted following a significant change in job responsibilities or to meet other special retention or performance objectives.
Authority to grant equity awards to our employees rests with the Compensation Committee, although the Compensation Committee has delegated authority to our CEO to grant equity awards to non-executive employees within prescribed limits set by the Compensation Committee. With respect to our executive officers, except for our CEO, recommendations for equity awards are made by our CEO and reviewed and approved by the Compensation Committee.
Under the terms of our 2021 Incentive Plan, pursuant to which new equity awards are granted, the exercise price of any option to purchase shares of our common stock awarded under the plan must be equal to at least 100% of the fair market value of our common stock (which is determined based on the closing sales price of our common stock on the Nasdaq Global Market) on the date of grant.
Stock Ownership Policy
We maintain a stock ownership policy for our CEO and CFO to further align their respective interests with the interests of our stockholders, and to further promote our commitment to sound corporate governance. This policy requires our CEO to own a minimum number of shares of our common stock equal to a value of six times his annualized base salary and our CFO to own a minimum number of shares of our common stock equal to a value of twice his annualized base salary. Our CEO and CFO have each achieved the respective required ownership level.

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2024 PROXY STATEMENT    Executive Compensation
Compensation Recovery (“Clawback”) Policy
In November 2023, we updated our compensation recovery (“clawback”) policy, in accordance with new Nasdaq listing rules. The updated policy allows for the Company to recover incentive compensation from our executive officers, on a non-fault basis, in the event a financial restatement is required to correct any accounting errors made by any such executive officer.
Additionally, our 2013 Incentive Plan and our 2021 Incentive Plan each provides for the recovery of awards made under the plan in accordance with any applicable compensation recovery or recoupment policy, including as required by law, regulation or national securities exchange rule.
Policy Prohibiting Hedging and Limiting Pledging
Our Insider Trading Policy prohibits our employees, our executive officers, and the non-employee members of our Board from short-term trading, options trading, trading on margin, pledging our common stock as collateral, and all hedging transactions with respect to our securities, except our board members and executive officers may pledge up to 75% owned and vested stock as collateral for a loan subject to the approval of our Board.
Tax and Accounting Considerations
Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of certain compensation amounts in excess of $1 million paid to certain executive officers. While the Compensation Committee generally seeks to pay compensation that is tax-deductible, it reserves the right to pay non-deductible compensation to the extent it deems appropriate.

Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

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2024 PROXY STATEMENT
Compensation Risk Assessment
In reviewing our various compensation programs, the Compensation Committee considers how our compensation policies and practices may affect our risk profile and whether such policies and practices may encourage undue risk-taking by our employees. More specifically, the Compensation Committee considers the general design philosophy of our policies and practices for our employees whose conduct would be most affected by incentives established pursuant to these compensation policies. In considering these issues, the Compensation Committee concluded that the use of a performance-based annual incentive compensation plan and long-term incentive compensation opportunities in the form of equity awards did not appear to create undue risks for us or encourage excessive risk-taking behavior on the part of our NEOs.
With respect to the annual incentive awards for our executive officers, the amount of an individual’s award depends principally on overall Company performance, as determined by the Compensation Committee, which reduces the ability and incentive for an individual to take undue risks at the expense of our performance in an effort to increase the amount of his or her annual incentive award. Our performance objectives are reviewed regularly by the Compensation Committee and our Board and are considered to be generally of the nature that promote the steady progression of our development programs and would not encourage or reward excessive risk-taking. In addition, our Board has the ability to intervene in instances where actions by our executive officers vis-à-vis Company performance objective attainment would be considered unduly risky to prevent or penalize such actions.
Compensation Committee Report
The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation Committee recommended to our Board that the foregoing Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Compensation
Committee of the Board of Directors
William Waddill, Committee Chair
Douglass Given
Michael Perry

Compensation Committee Interlocks and Insider Participation

During fiscal year 2023, Dr. Perry and Mr. Waddill served on the Compensation Committee. During fiscal year 2023 and through December 2023, there were no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and directors. For information regarding a transaction involving Dr. Given’s brother that is required to be disclosed under Item 404 of Regulation S-K, see “Certain Relationships and Related Transactions, and Director Independence” below.

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2024 PROXY STATEMENT    Executive Compensation
Fiscal 2023 Summary Compensation Table

The following table summarizes compensation earned for services rendered during fiscal 2023, 2022, and 2021 by our Chief Executive Officer, our Chief Financial Officer, our Chief Operating Officer and General Counsel, our Chief of Discovery and Translational Medicine, and our Chief Medical Officer, collectively our “Named Executive Officers”:

Name and Principal Position	Year	Salary ($)	Bonus (S)	Stock Awards (1) ($)		Non-Equity Incentive Plan Compensation (2) ($)		All Other Compensation (3) ($)	Total
Christopher Anzalone	2023	902,522	—	8,314,056	(4)	700,000		1,515	9,918,093
President and Chief Executive Officer	2022	863,417	—	10,382,549	(5)	783,315	(6)	2,688	12,031,969
	2021	837,031	—	23,019,000	(7)	845,000		2,824	24,703,855
Kenneth Myszkowski	2023	568,128	—	2,284,800		252,000		14,215	3,119,143
Chief Financial Officer	2022	509,648	—	3,978,000		238,106		13,798	4,739,552
	2021	484,865	—	4,603,800		231,171		13,734	5,333,570
Patrick O’Brien	2023	568,422	—	2,475,200		252,000		14,715	3,310,337
Chief Operating Officer and General Counsel	2022	500,466	—	3,978,000		235,599		13,798	4,727,863
	2021	479,762	—	4,603,800		239,630		13,734	5,336,926
James Hamilton	2023	511,178	—	2,284,800		236,250		14,715	3,046,943
Chief of Discovery and Translational Medicine	2022	450,436	—	3,646,500		212,580		13,798	4,323,314
	2021	426,109	—	3,836,500		233,604		13,734	4,509,947
Javier San Martin	2023	544,467	—	2,284,800		252,000		14,715	3,095,982
Chief Medical Officer	2022	479,170	—	—		225,574			704,744
	2021	459,346	—	—		185,400		—	644,746

(1)This column represents the total grant date fair value, computed in accordance with ASC 718, of RSUs granted during fiscal years 2023, 2022 and 2021. The assumptions used to calculate the value of the stock underlying the RSU awards are set forth in Note 9 of the Notes to the Consolidated Financial Statements included with the Company’s Annual Report on Form 10-K.
(2)These bonus amounts represent the amounts earned for performance under the Company’s Annual Bonus Incentive Plan during calendar years 2023, 2022 and 2021 and paid in fiscal years 2024, 2023 and 2022, respectively. The Annual Bonuses are described in more detail in the “Bonus Incentive” section.
(3)Amounts consist of 401(k) matching contribution, as well as life insurance premiums for the benefit of each executive officer.
(4)The amount reported for Christopher Anzalone in the Stock Awards column includes the grant date fair value of a fiscal 2023 RSU award that is subject to vesting upon the achievement of specific performance conditions. We determined the performance conditions that were probable and not probable of being achieved as of the grant date, as defined under applicable accounting guidance, and assigned a grant date fair value of $4,625,270 based on this evaluation. If we had determined that as of the date of the grant it was probable that 100% of the performance conditions would be achieved, we would have assigned a grant date fair value of $8,314,056 for the performance-based RSUs.

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2024 PROXY STATEMENT
The amount reported in the Summary Compensation Table for this award may not represent the amount that Christopher Anzalone will realize from the award. Whether, and to what extent, an NEO realizes the value will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.
(5)In July of 2022, our CEO’s fiscal 2022 compensation was revised by reducing his equity award and re-formulating the equity award to consist 60% of performance-based RSUs and 40% of time-based RSUs. The CEO's Stock Awards are described in more detail in the "Our CEO’s Fiscal 2022 Equity Award" section in our 2023 proxy statement. The amounts reported for Christopher Anzalone in the Stock Awards column reflect the grant date fair value of a July 2022 RSU award that is subject to vesting upon the achievement of specific performance conditions, as described above in the Compensation Discussion and Analysis. We determined the performance conditions that were probable and not probable of being achieved as of the grant date, as defined under applicable accounting guidance, and assigned a grant date fair value of $6,229,538 based on this evaluation. The amounts reported in the Summary Compensation Table for these awards may not represent the amounts that Christopher Anzalone will realize from the awards. Whether, and to what extent, an NEO realizes value will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.
(6)Dr. Anzalone Fiscal Year 2022 bonus, totaling $783,315, was paid as $200,000 cash and the remaining balance as immediately vested Arrowhead stock.
(7)The amount reported for Christopher Anzalone in the Stock Awards column reflects the grant date fair value of a January 2021 RSU award that is subject to vesting upon the achievement of specific performance conditions, as described in the Compensation Discussion and Analysis section in our 2023 proxy statement. We determined the performance conditions that were probable and not probable of being achieved as of the grant date, as defined under applicable accounting guidance, and assigned a grant date fair value of $23,019,000 based on this evaluation. If we had determined that as of the date of the grant it was probable that 100% of the performance conditions would be achieved, we would have assigned a grant date fair value of $61,384,000 for the RSUs. The amounts reported in the Summary Compensation Table for these awards may not represent the amounts that Christopher Anzalone will realize from the awards. Whether, and to what extent, an NEO realizes value will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment. Additionally, in December 2021, these awards were modified to change the vesting to be subject entirely based on market capitalization-based thresholds rather than performance conditions. This modification did not result in any incremental fair value associated with the award.

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2024 PROXY STATEMENT    Executive Compensation
Fiscal 2023 Grants of Plan Based Awards Table

The following table sets forth cash bonus and equity grants made to the NEOs in fiscal 2023:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)	Estimated Future Payouts Under Equity Incentive Plan Awards (2)	All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value
Name	Grant Date	Target	Target
Christopher Anzalone
Cash Bonus		$913,867	—	—	—
RSUs	12/20/2022	—	—	111,985	$8,018,748
PRSUs	12/20/2022	—	140,415	—	$4,460,985
Kenneth Myszkowski
Cash Bonus		$252,000	—	—	—
RSUs	01/04/2023	—	—	60,000	$2,284,800
Patrick O’Brien
Cash Bonus		$252,000	—	—	—
RSUs	01/04/2023	—	—	65,000	$2,475,200
James Hamilton
Cash Bonus		$236,250	—	—	—
RSUs	01/04/2023	—	—	60,000	$2,284,800
Javier San Martin
Cash Bonus		$252,000
RSUs	01/04/2023			60,000	$2,284,800
(1)Amounts listed represent cash award targets for our NEOs in fiscal 2023. Actual payments were made in fiscal 2024 and the amounts are reported in the Summary Compensation Table above. There are no thresholds or maximum levels applicable under our annual cash incentive awards.
(2)These PRSUs are described above in the “Compensation Discussion and Analysis” under the heading “Equity Compensation”.
(3)RSUs granted in fiscal 2023 vest in four equal annual installments beginning 1 year from the grant date.

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2024 PROXY STATEMENT
Fiscal 2023 Outstanding Equity Awards at Fiscal Year End Table

The following table provides information, with respect to the NEOs, concerning the outstanding equity awards covering shares of the Company’s common stock as of September 30, 2023.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($) (4)
Christopher Anzalone	01/01/2020	—	—	700,000	18,809,000
	01/01/2021	—	—	800,000	21,496,000
	07/08/2022	74,641	2,005,604	149,282	4,011,207
	12/16/2022	93,610	2,515,301	140,415	3,772,951
Kenneth Myszkowski	01/01/2020	21,250	570,988	—	—
	01/01/2021	30,000	806,100	—	—
	01/01/2022	45,000	1,209,150	—	—
	01/04/2023	60,000	1,612,200	—	—
Patrick O’Brien	01/01/2020	17,500	470,225	—	—
	01/01/2021	30,000	806,100	—	—
	01/01/2022	45,000	1,209,150	—	—
	01/04/2023	65,000	1,746,550	—	—
James Hamilton	01/01/2020	11,250	302,288	—	—
	01/01/2021	25,000	671,750	—	—
	01/01/2022	41,250	1,108,388	—	—
	01/04/2023	60,000	1,612,200	—	—
Javier San Martin	11/18/2019	37,500	1,007,625	—	—
	01/04/2023	60,000	1,612,200	—	—
(1)RSUs have various vesting parameters but generally vest in four equal annual installments beginning one year from the grant date.
(2)Value is based on our Company’s Common Stock closing price of $26.87 on September 30, 2023.
(3)The amounts reported for Christopher Anzalone in this column reflect the January 2020, January 2021, July 2022, and December 2022 awards that contain performance-based vesting conditions. These awards and their vesting conditions are described above in the “Compensation Discussion and Analysis” under the heading “Equity Compensation".

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2024 PROXY STATEMENT    Executive Compensation
Fiscal 2023 Options Exercises and Stock Vested Table

The following table provides information, with respect to the NEOs, concerning options exercised or RSUs or PRSUs vested during fiscal 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Christopher Anzalone	162,683	$5,264,484	43,255	$1,592,907
Kenneth Myszkowski	—	—	72,500	$2,866,200
Patrick O’Brien	32,000	$990,400	65,000	$2,562,000
James Hamilton	—	—	52,500	$2,064,300
Javier San Martin	—	—	37,500	$1,152,000

(1)Value is calculated as the price of our Common Stock upon exercise, less the exercise price, multiplied by the number of shares exercised.
(2)Value is calculated as the price of our Common Stock upon vesting, multiplied by the number of shares vested.
Termination Benefits — Potential Payments Upon Termination or Change in Control
The Company has the following severance or change of control arrangements with its NEOs:
Dr. Anzalone’s employment agreement with the Company provides that, if the Company terminates Dr. Anzalone’s employment without Cause or if Dr. Anzalone terminates his employment for Good Reason, on his date of termination, Dr. Anzalone will receive a one-time lump sum payment equal to the sum of: (i) one month of base salary and (ii) premiums for thirty (30) days of medical and dental benefits. To receive such payments Dr. Anzalone is required to execute a general release in favor of the Company.
For purposes of Dr. Anzalone’s employment agreement:
“Cause” means (i) the conviction (by trial or upon a plea of nolo contendere) of a felony or other crime involving moral turpitude or the commission of any other material act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries or any of their customers or suppliers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing the Company or any of its subsidiaries substantial public disgrace or disrepute or economic harm, (iii) the engaging of gross misconduct and the failure to cease such conduct and rectify any harm to the Company resulting therefrom within 30 days after written demand therefor by the Company identifying with reasonable particularity such conduct and harm, or (iv) any other material breach by Dr. Anzalone of his employment agreement and the failure to cease such breach and rectify any harm to the Company within 30 days after written demand by the Company identifying with reasonable particularity such breach and harm; and

“Good Reason” means (i) Dr. Anzalone’s duties, responsibilities, titles or offices are diminished as compared to those described in his employment agreement without his written consent, and the Company fails to reinstate such duties, responsibilities, titles or offices within 30 days after written demand by Dr. Anzalone identifying with reasonable particularity the diminishment, (ii) the relocation of Dr. Anzalone’s base office to an office that is more than thirty (30) highway miles from Pasadena, CA, (iii) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform the obligations under the

45

2024 PROXY STATEMENT
employment agreement and (iv) any other material breach of Dr. Anzalone’s employment agreement by the Company and the failure to cease such breach and rectify any harm to Dr. Anzalone resulting within 30 days after written demand by Dr. Anzalone identifying with reasonable particularity the breach and harm.
Pursuant to his offer of employment by the Company, Mr. Myszkowski is entitled to severance pay equal to three months’ base salary plus an amount equal to the premiums on his medical and dental benefits for the same period upon termination of his employment without cause.
Pursuant to his offer of employment by the Company, Mr. O’Brien is entitled to severance pay equal to six months’ base salary upon a qualifying termination of his employment without cause only upon change of control as defined in the Company’s 2013 Incentive Plan.
The Company has not entered into a severance arrangement with Dr. San Martin or Dr. Hamilton.
Additionally, pursuant to the 2004 Equity Incentive Plan, the 2013 Incentive Plan, and the 2021 Incentive Plan, any unvested awards held by plan participants, including the NEOs, become fully vested upon a change of control of the Company, except as otherwise determined by the Board and except with respect to the outstanding awards held by the CEO whose awards will only become fully vested if he experiences a qualifying termination of employment following a change of control.
The following tables set forth information regarding potential termination and change of control arrangements with our executive officers had their employment been terminated or a change in control of the Company taken place on September 30, 2023:

46

2024 PROXY STATEMENT    Executive Compensation
Termination Payments

Triggering Event	Salary ($)	Benefits ($)	Stock Awards (1)($)	Option Awards (1)($)	Total
Termination by Employer without Cause
Christopher Anzalone (2)	80,000	2,304	—	—	82,304
Kenneth Myszkowski	140,000	9,928	—	—	149,928
Patrick O’Brien	—	—	—	—	—
James Hamilton	—	—	—	—	—
Change in Control					—
Christopher Anzalone (2)	—	—	—	—	—
Kenneth Myszkowski	140,000	9,928	4,198,438	—	4,348,366
Patrick O’Brien	—	—	4,232,025	—	4,232,025
James Hamilton	—	—	3,694,625	—	3,694,625
Javier San Martin			2,619,825
Involuntary Termination Following a Change in Control					—
Christopher Anzalone	80,000	2,304	52,610,063	—	52,692,367
Patrick O’Brien	280,000	—	—	—	280,000

(1)For stock awards the value is calculated as the number of unvested shares multiplied by the Company’s closing stock price at September 30, 2023 of $26.87.
(2)Dr. Anzalone’s employment contract also provides for payment of the values set forth above upon his resignation for “good reason” as defined in his employment agreement.

47

2024 PROXY STATEMENT
CEO Pay Ratio

Pursuant to Item 402(u) of Regulation S-K, we are required to calculate and disclose the median of the annual total compensation of all of our employees (excluding our CEO, Dr. Anzalone), the annual total compensation of Dr. Anzalone, and the ratio of these two amounts.

Based on the fact that we had a significant number of new hires during fiscal 2023, we did not elect to use the same median employee as the prior year. Our median employee was identified using the entire population of our employees as of September 30, 2023 based on a consistently applied compensation measure, or CACM, that reasonably reflects the annual compensation of our employees. The CACM selected by us for our disclosure included annual base salary, the cash bonus amount for fiscal 2023, the grant-date fair value for stock-based awards (calculated in accordance with requirements for the Summary Compensation Table), and welfare and health benefits for fiscal 2023.

Based on the CACM methodology described above, we identified the median employee and calculated the fiscal 2023 compensation for this selected employee in the same manner we determine the annual total compensation of our NEOs for purposes of the Summary Compensation Table. The median of the annual total compensation of all our employees was $166,990.00. Dr. Anzalone’s fiscal 2023 annual total compensation as disclosed in the Fiscal 2023 Summary Compensation Table was $9,918,093. As a result, our CEO to median employee pay ratio for fiscal 2023 is 59:1.
This pay ratio is a reasonable estimate calculated by a method consistent with the SEC requirements, described above, based on our payroll and employment records. As a result of a variety of factors, including employee populations, potential differences in the components used for the CACM, compensation philosophies and certain assumptions, pay ratios reported by other companies may not be comparable to our pay ratio. The pay ratio is not utilized by our management or our compensation committee for compensation-related decisions.

48

2024 PROXY STATEMENT    Executive Compensation
Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. This information has been prepared in accordance with Item 402(v) and does not necessarily reflect the actual amount of compensation earned by or paid to our named executive officers ("NEOs") for the applicable year. Please refer to the Compensation Discussion and Analysis section of this proxy statement for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.

					Value of Initial Fixed $100 Investment Based On:		(in thousands)
Year (a)	Summary Compensation Table Total for PEO (1)(b)	Compensation Actually Paid to PEO (2)(c)	Average Summary Compensation Table Total for Non-PEO NEOs (1)(d)	Average Compensation Actually Paid to Non-PEO NEOs (2) (e)	Total Shareholder Return (3)(f)	Peer Group Total Shareholder Return (4)(g)	Net Loss (5) (h)	Company Selected Measure (6)(i)
2023	$9,918,093	$42,714,597	$3,143,102	$3,983,992	$62	$49	($205,275)	$—
2022	$12,031,969	$8,801,527	$4,133,800	$1,272,954	$77	$67	($176,063)	$—
2021	$24,703,855	$138,385,540	$3,324,746	$7,104,863	$145	$116	($140,848)	$—
(1)The dollar amounts reported are the amounts reported for Christopher Anzalone (the Company’s Chief Executive Officer) for each of the corresponding years in the “Total” column in our Summary Compensation Table. The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Christopher Anzalone) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for fiscal year 2023, Kenneth Myszkowski, Patrick O'Brien, James Hamilton, and Javier San Martin; (ii) for fiscal year 2022, Kenneth Myszkowski, Patrick O'Brien, James Hamilton, and Tracie Oliver; and (iii) for fiscal year 2021, Kenneth Myszkowski, Patrick O'Brien, James Hamilton, Javier San Martin, and James Hassard.
(2)The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Christopher Anzalone, and the dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to our other NEOs as a group, each as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Christopher Anzalone or the other NEOs on average, as applicable. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

49

2024 PROXY STATEMENT

Compensation Actually Paid	2023		2022		2021
	PEO	Other NEOs*	PEO	Other NEOs*	PEO	Other NEOs*
Summary Compensation Table Total	$9,918,093	$3,143,102	$12,031,969	$4,133,800	$24,703,855	$3,324,746
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	$(8,314,056)	$(2,332,400)	$(10,382,549)	$(3,529,925)	$(23,019,000)	$(3,261,025)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$52,610,063	$3,686,228	$64,407,939	$4,348,141	$106,131,000	$7,319,918
Plus, fair value as of vesting date of equity awards granted and vested in the year	$595,920	$—	$—	$—	$—	$—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(12,100,119)	$(847,819)	$(57,255,832)	$(3,865,306)	$58,765,000	$(1,991,807)
Plus (less), change in fair value from last day of prior fiscal year to vesting date for equity awards granted in prior years that vested in the year	$4,696	$334,881	$—	$186,244	$(28,195,315)	$1,713,031
Compensation Actually Paid	$42,714,597	$3,983,992	$8,801,527	$1,272,954	$138,385,540	$7,104,863
* Amounts presented are averages for the entire group of Other NEOs in each respective year.

(3)Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is September 30, 2020.
(4)The peer group used for this purpose is the Nasdaq Biotechnology Index.
(5)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(6)The Company does not use any financial performance measures to link executive compensation actually paid to company performance. Consequently, no “Company Selected Measure” is included in the table above.

Analysis of Information Presented in the Pay versus Performance Table

As described in more detail in the Compensation Discussion and Analysis section, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

50

2024 PROXY STATEMENT    Executive Compensation

Compensation Actually Paid, Cumulative TSR and Peer Group TSR

Pay vs. Performance: Total Shareholder Return
Total Shareholder Return (Growth of $100 invested)
CAP ($ Millions)
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$—
$145.0
$116.0
$87.0
$58.0
$29.0
$—
$138.4
$145.0
$115.6
$7.1
$76.8
$67.5
$8.8
$1.3
$62.4
$49.1
$42.7
$4.0
09/30/21
09/30/22
09/30/23
PEO CAP
Non-PEO CAP
ARWR TSR
Peer Group TSR

51

2024 PROXY STATEMENT

Compensation Actually Paid and Net Loss

Pay vs. Performance: Net Loss
$(96,000)
$(120,000)
$(144,000)
$(168,000)
$(192,000)
$(216,000)
$(240,000)
Net Loss ($ Thousands)
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$—
CAP ($ Millions)
$(140,848)
$(176,063)
$(205,275)
$138.4
$7.1
$8.8
$1.3
$42.7
$4.0
09/30/21
09/30/22
09/30/23
PEO CAP
Non-PEO CAP
Net Loss

52

2024 PROXY STATEMENT    Executive Compensation

Financial Performance Measures

As described in greater detail in the Compensation Discussion and Analysis section, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The Company does not currently use any financial performance measures to link executive compensation actually paid to our performance. However, the most important performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•Clinical development goals involving meeting certain goals relating to Phase 2 and 3 studies in our clinical programs;
•Discovery and early development goals related to meeting certain goals with regard to progress on our pre-clinical and early clinical programs; and
•Corporate goals related to meeting certain objectives with respect to capital formation, market capitalization, and board interface with scientific leaders.

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

53

2024 PROXY STATEMENT
Proposal Three — Ratification of Appointment of Independent Auditors
Our Audit Committee, with the ratification of our Board, selected the accounting firm of KPMG LLP (“KPMG”) as the Company’s independent auditors for the fiscal year ending September 30, 2024, and that selection is now being submitted to the stockholders.
A representative of KPMG is expected to be available at the Annual Meeting to respond to appropriate stockholder questions or make any other statements such representative deems appropriate.
Stockholders are not required to ratify the appointment of KPMG as our independent auditor. However, we are submitting the appointment for ratification as a matter of good corporate practice. If stockholders fail to ratify the appointment, the Audit Committee will consider whether or not to retain KPMG. Even if the appointment is ratified, the Audit Committee may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Company’s former independent auditor for the fiscal year 2023 was Rose, Snyder & Jacobs, LLP (“RS&J”). As previously reported on the Company’s Current Report on Form 8-K, filed on December 5, 2023, the Audit Committee approved the engagement of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024. RS&J continued as the Company’s independent registered public accounting firm for the interim period through December 1, 2023, at which time the Audit Committee approved the dismissal of RS&J as the Company’s independent registered public accounting firm, effective immediately.

RS&J’s audit report on the financial statements for the fiscal years ended September 30, 2023 and September 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. In addition, during the two fiscal years ended September 30, 2023 and September 30, 2022, and the subsequent interim period through December 1, 2023, there were no: (1) “disagreements” (as defined by Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and RS&J on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which if not resolved to the satisfaction of RS&J, would have caused RS&J to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

During the years ended September 30, 2023 and September 30, 2022, and the subsequent interim period through December 1, 2023, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Vote Required; Recommendation of the Board

In order to be ratified, Proposal Four must be approved by the Required Vote, assuming a quorum is present. For this purpose, abstentions and broker non-votes, if any, will be counted as a vote “AGAINST” the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL FOUR.

54

2024 PROXY STATEMENT    Audit Fees
Audit Fees
The Audit Committee regularly reviews and determines whether specific projects or expenditures with our independent auditors may potentially affect their independence. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. Pre-approval is generally provided by the Audit Committee for up to one year, detailed to the particular service or category of services to be rendered and is generally subject to a specific budget. The Audit Committee may also pre-approve additional services of specific engagements on a case-by-case basis. All engagements of our independent registered public accounting firm in 2023 and 2022 were pre-approved by the audit committee.
The following table sets forth the aggregate audit fees billed and expected to be billed by our former independent auditors, RS&J, for the indicated fiscal year and the fees billed by RS&J for all other services rendered during the indicated fiscal year]:

	Year Ended September 30,
	2023	2022
Audit fees (1)	$390,000	$324,750
Audit-related fees (2)	111,200	45,200
Tax Fees	—	—
All other fees	—	—
Total	$501,200	$369,950

(1)Fees invoiced by RS&J include year-end audit and periodic reviews of Forms 10-Q and 10-K.
(2)Fees invoiced by RS&J related to Comfort Letters and Consents for financings and registration statements, and other agreed-upon procedures.

55

2024 PROXY STATEMENT    Report of the Audit Committee
Report of the Audit Committee
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for fiscal 2023, which include the consolidated balance sheets of the Company as of September 30, 2023 and September 30, 2022, and the related consolidated statements of operations, stockholders’ equity and cash flows for the fiscal years ended September 30, 2023, September 30, 2022 and September 30, 2021, and the notes thereto.
Composition. At September 30, 2023, the Audit Committee of the Board was comprised of three directors and operated under a written charter adopted by the Board. The members of the Audit Committee for fiscal 2023 were William Waddill, Victoria Vakiener, and Maura Ferrari. All members of the Audit Committee were “independent,” as defined in Rule 10A-3 under the Exchange Act and Rule 5605(c) of the Nasdaq Marketplace Rules, and are financially literate.
Responsibilities. The responsibilities of the Audit Committee include engaging an accounting firm as the Company’s independent registered public accounting firm. Management has primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes.

Review with Management and independent registered public accounting firm. The Audit Committee met separately to review the Company’s consolidated audited financial statements and held discussions with management and RS&J. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The members of the Audit Committee discussed with RS&J matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee discussed the firm’s independence with RS&J.
Conclusion. Based upon the Audit Committee’s review of the financial statements and discussions with management and RS&J, the Audit Committee’s review of the representations of management and the report of RS&J to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as filed with the SEC.
This report is submitted by the Audit Committee of the Board.
William Waddill, Committee Chair
Victoria Vakiener
Mauro Ferrari

56

2024 PROXY STATEMENT    Voting Securities of Principal Stockholders and Management
Voting Securities of Principal Stockholders and Management
The following table sets forth the beneficial ownership of the Company’s Common Stock as of January 10, 2024, by (i) each of the NEOs named in the table under “Executive Compensation and Related Information,” (ii) each director, (iii) all current directors and executive officers as a group, and (iv) the holders of greater than 5% of our total shares outstanding known to us. Unless otherwise specified in the footnotes to the table below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable, and the address of each stockholder is c/o Arrowhead Pharmaceuticals, Inc., 177 E. Colorado Blvd, Suite 700, Pasadena, CA, 91105 unless otherwise indicated.

	Number and Percentage of Shares Beneficially Owned (1)
	Shares	Percentage
5% Beneficial Owners
BlackRock Inc (2) 55 East 52nd Street, New York, NY 10055	12,710,631	10.3%
The Vanguard Group (3) 100 Vanguard Blvd., Malvern, PA 19355	10,830,433	8.8%
Named Executive Officers and Directors
Christopher Anzalone (4)	3,715,048	3.0%
Patrick O’Brien	464,385	*
Kenneth Myszkowski	440,600	*
James Hamilton	218,791	*
Javier San Martin	198,497	*
Douglass Given	132,622	*
Michael S. Perry	114,754	*
Mauro Ferrari	65,825	*
William Waddill	51,804	*
Victoria Vakiener	36,721	*
Adeoye Olukotun	22,854	*
		*
All Executive Officers and Directors as a group (11 persons)	5,598,402	4.5%

*Less than 1%
(1)Based on 123,757,937 shares of Common Stock issued and outstanding as of January 10, 2024. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of January 10, 2024, or within sixty days of such date are treated as outstanding only when determining the percentage owned by such individual and when determining the percentage owned by a group.
(2)Based on Amendment No. 1 to Schedule 13G/A filed January 26, 2023 by BlackRock Inc. According to Amendment No. 1, BlackRock Inc. has sole voting power and sole dispositive power over 12,572,694 shares and 12,710,631 shares, respectively, and has shared voting power and shared dispositive power over 0 shares and 0 shares, respectively.
(3)Based on Amendment No. 5 to Schedule 13G/A filed June 09, 2023. According to Amendment No. 5, The Vanguard Group has sole voting power and sole dispositive power over 0 and 10,540,771 shares, respectively, and has shared voting power and shared dispositive power over 176,502 shares and 289,662 shares, respectively.

57

2024 PROXY STATEMENT    Equity Compensation Plan Information
Equity Compensation Plan Information

The following table provides information as of September 30, 2023 with respect to shares of our Common Stock that may be issued under our equity compensation plans.

	Equity Compensation Plan Information
	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	5,113,860	$47.55	6,204,720
Equity compensation plans not approved by security holders (2)	1,391,257	$40.25	—
Total	6,505,117	$45.99	6,204,720

(1)Includes options outstanding representing 1,522,207 and 33,838 shares of Common Stock under the 2013 Incentive Plan and the 2021 Incentive Plan, respectively. Also includes 1,886,500 and 1,671,315 RSUs subject to the 2013 Incentive Plan and the 2021 Incentive Plan, respectively. There is no exercise price associated with a RSU award. Accordingly, these have been excluded from the column in the table reporting the weighted-average exercise price of outstanding awards.

(2)Includes 707,432 inducement option grants and 683,825 inducement RSU grants issued to newly hired employees.
Current Executive Officers of the Registrant

The names, ages, and positions of our current executive officers serving as of January 10, 2024 are provided below. Biographical information regarding these officers is set forth under the following table, except for Dr. Anzalone, whose biography is set forth above with our other directors.

Name	Age	Position with Arrowhead
Christopher Anzalone	54	Chief Executive Officer & President and Director
Kenneth A. Myszkowski	57	Chief Financial Officer
Javier San Martin(1)	58	Chief Medical Officer
James Hamilton	46	Chief of Discovery and Translational Medicine
Patrick O’Brien	60	Chief Operating Officer and General Counsel
Tracie Oliver	62	Chief Commercial Officer
(1) Dr. San Martin will be leaving the company, effective as of February 1, 2024.

Kenneth A. Myszkowski, Chief Financial Officer, joined the Company in 2009. Prior to joining Arrowhead, Mr. Myszkowski served as the corporate controller for Broadwind Energy, a public energy company which provides products and services to the wind energy industry. Previous to his position at Broadwind, Mr. Myszkowski was controller for Epcor USA, the U.S. headquarters for Epcor Utilities, Inc., a public energy company. Prior to Epcor, Mr. Myszkowski was controller for two start-up ventures: NanoInk, specializing in Dip Pen Nanolithography, a nanofabrication technology, and Delphion, which provided on-line tools for intellectual property research. Mr. Myszkowski also held several corporate roles at FMC Corporation and Premark International, both Fortune 500 conglomerates. He began his career in the audit practice of Arthur Andersen & Co. in Chicago, Illinois. Mr. Myszkowski received his undergraduate degree from the University of Illinois, and his MBA from the University of Chicago Booth School of Business. He is a certified public accountant (inactive).

Patrick C. O’Brien, Chief Operating Officer and General Counsel, joined the Company in December 2014, where he has served as Chief Operating Officer since July 2022 and as General Counsel since 2014. Mr. O’Brien has practiced

58

2024 PROXY STATEMENT    Equity Compensation Plan Information
in the healthcare legal field for over 30 years. Before joining the Company, from 2012 to 2014, Mr. O’Brien was with Shire, a global pharmaceutical company, where he was Group Vice President, Law. Immediately prior to working with Shire he was a partner with the international law firm of Holland & Knight LLP in its Washington, DC office. In 2010, Mr. O’Brien co-founded the law firm O’Brien Gould PLLC which joined Holland & Knight in 2011. From 2009 to 2010, Mr. O’Brien was a partner in Burke O’Neil LLC. From 2001 to 2009, Mr. O’Brien served in several legal roles with Johnson & Johnson, including serving as Vice President of Law for J&J’s Centocor Ortho-Biotech unit. Mr. O’Brien previously served as Regulatory Counsel with the United States Food & Drug Administration. Mr. O’Brien was awarded a BS in Pharmacy and a PharmD from the University of Arizona before completing a residency in Clinical Pharmacy with the University of Illinois at Chicago Hospital. He was also awarded his JD from the University of Arizona.
James Hamilton, Chief of Discovery & Translational Medicine, joined the Company in 2014. He is responsible for target discovery as well as non-clinical and early clinical development. Previously, Dr. Hamilton served as Vice President, Clinical Development, responsible for clinical strategy, clinical trial design and execution including early translational and mid-stage development of all Arrowhead programs. He is experienced in multiple disease areas including virology, hepatology, cardiovascular disease, rare disease and oncology. Dr. Hamilton led the clinical development of ARO-HBV (now JNJ-3989), which was licensed to Janssen Pharmaceuticals. In parallel, Dr. Hamilton served as Head of Corporate Development and led Arrowhead’s in-licensing transaction of Novartis’s RNAi assets, as well as the out-licensing of ARO-LPA (now AMG890) to Amgen and the ARO-AAT partnership with Takeda. Dr. Hamilton started his employment at Arrowhead as Medical Director and Head of Corporate development. He holds both MD and MBA degrees from The Ohio State University. He is a licensed physician and completed residency training with board certification in emergency medicine.
Tracie Oliver, Chief Commercial Officer, joined Arrowhead in June 2022. Ms. Oliver has over 30 years of global experience in the biopharmaceutical industry leading both R&D and Commercial organizations. Prior to joining Arrowhead, she had her own consulting practice focused on development of commercial and development strategy for small biotech companies since 2019. She joined Shire Pharmaceuticals in 2016 through the acquisition of Baxalta and was Global Head of New Product Planning and Device Strategy until 2019. Prior to that she held several commercial roles at Baxter and Baxalta including establishing a new oncology franchise and leading the North America Immunology Business Unit and Autoimmune Franchise. Ms. Oliver began her career in the biopharmaceutical industry with Johnson & Johnson and served as head of Ortho Biotech Nephrology Business Unit in Canada, Ortho McNeil Neurologics, and McNeil Pediatrics in the USA and led an internal venture developing an allogeneic cell therapy for acute ischemic stroke. She received her BSc and MSc from Queen’s University in Kingston, Ontario and her MBA from the Shulich School of Business, York University, Toronto.

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2024 PROXY STATEMENT    Review and Approval of Related-Party Transactions
Review and Approval of Related-Party Transactions
Our Board has adopted written policies and procedures for the review and approval of related-party transactions and has delegated to the Audit Committee the authority to review and approve the material terms of any proposed related-party transactions. To the extent that a proposed related-party transaction may involve a non-employee director or nominee for election as a director and may be material to a consideration of that person’s independence, the matter may also be considered by the other disinterested directors.
Pursuant to our Code of Business Conduct and Ethics and our Corporate Governance Committee Charter, each of our officers, directors and employees must disclose related-party transactions to our Board. In order to avoid conflicts of interest, our executive officers and directors may not acquire any ownership interest in any supplier, customer or competitor (other than nominal amounts of stock in publicly traded companies), enter into any consulting or employment relationship with any customer, supplier or competitor, or engage in any outside business activity that is competitive with any of our businesses, without first disclosing the proposed transaction. After the proposed transaction has been disclosed, a determination will be made by our Board or Audit Committee as to what course to follow, depending on the nature or extent of the conflict. Furthermore, our executive officers and directors may not serve on any board of directors of any customer, supplier or competitor unless such board service has been disclosed to us and approved by our Board.
In determining whether to approve or ratify a related-party transaction, the Board and/or Audit Committee may consider, among other factors it deems appropriate, the potential benefits to the Company, the impact on a director’s or nominee’s independence or an executive officer’s relationship with or service to the Company, whether the related-party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. In deciding to approve a transaction, the Board or Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related party in connection with its approval of any transaction. Any transactions involving the compensation of executive officers, however, are reviewed and approved by the Compensation Committee. If a related-party transaction will be ongoing, the Audit Committee may establish guidelines to be followed in our ongoing dealings with the related party. Thereafter, the Audit Committee reviews and assesses the ongoing relationship with each related party to see that it is in compliance with the Audit Committee’s guidelines and that the related-party transaction remains appropriate.

60

2024 PROXY STATEMENT    Certain Relationships and Related Transactions, and Director Independence
Certain Relationships and Related Transactions, and Director Independence
As of September 30, 2023, a majority of the members of the Board are independent directors, as defined by the Nasdaq Marketplace Rules. The Board has determined that all of the Company’s directors are independent, except Dr. Anzalone, the Company’s Chief Executive Officer. Non-employee directors do not receive consulting, legal or other fees from the Company, other than Board compensation.

During fiscal 2023, the Company paid Dr. Bruce Given, Dr. Douglass Given’s brother, $200,000 for services rendered to the Company. Dr. Bruce Given currently serves as the Company’s Chief Medical Scientist.

Vincent Anzalone is the Company’s Vice President, Investor Relations and the brother of Christopher Anzalone, the Company’s Chief Executive Officer. Vincent Anzalone earned base salary and bonus of $357,763 during fiscal year 2023. His current base salary is $309,310. In January 2024, Vincent Anzalone was awarded 20,000 RSUs, and this award vests in four annual tranches from the grant date. The grant date fair value of this award is $712,000.
Annual Report on Form 10-K

The Company will mail, without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 including the financial statements, schedules and a list of exhibits. Requests should be sent to Arrowhead Pharmaceuticals, Inc., 177 E. Colorado Blvd., Suite 700, Pasadena, CA 91105, Attn: Corporate Secretary, Phone (626) 304-3400.
Stockholders Sharing the Same Address

We may satisfy SEC rules regarding delivery of proxy statements including the proxy statement, annual report and Notice, by delivering a single Notice and, if applicable, a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method can result in meaningful cost savings for us. To take advantage of this opportunity, we may deliver only one Notice, and if applicable, a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our Notice and/or other proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the Notice and/or other proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a Notice, and if applicable, other proxy materials either now or in the future, please contact us at the address provided below. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact your brokerage firm or bank.
Arrowhead Pharmaceuticals, Inc.
177 E. Colorado Blvd., Suite 700
Pasadena CA 91105
Attn: Corporate Secretary
Phone (626) 304-3400

61

2024 PROXY STATEMENT    Certain Relationships and Related Transactions, and Director Independence
Other Matters

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Patrick O’Brien
Patrick O’Brien,
Secretary
Pasadena, California
January 26, 2024

62

ARROWHEAD PHARMACEUTICALS, INC.
177 EAST COLORADO BLVD, SUITE 700
PASADENA, CA 91105

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on March 13, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the meeting - Go to **www.virtualshareholdermeeting.com/ARWR2024**
You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on March 13, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	**For**	**Against**	**Abstain**
1A Douglass Given	☐	☐	☐
1B Michael S. Perry	☐	☐	☐
1C Christopher Anzalone	☐	☐	☐
1D Mauro Ferrari	☐	☐	☐
1E Adeoye Olukotun	☐	☐	☐
1F William Waddill	☐	☐	☐
1G Victoria Vakiener	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2. and 3..

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000625049_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

ARROWHEAD PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
March 14, 2024 10:00 AM PT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Christopher Anzalone and Patrick O'Brien or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ARROWHEAD PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PT on March 14, 2024, online at www.virtualshareholdermeeting.com/ARWR2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000625049_2 R1.0.0.6